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                                                                   EXHIBIT 10.32


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                             PARTICIPATION AGREEMENT

                          Dated as of February 26, 2001

                                      among


                         SHURGARD STORAGE CENTERS, INC.,
                  as the Construction Agent and as the Lessee,

                  THE VARIOUS PARTIES HERETO FROM TIME TO TIME,
                               as the Guarantors,

                   FIRST SECURITY BANK, NATIONAL ASSOCIATION,
                      not individually, except as expressly
              stated herein, but solely as the Owner Trustee under
   the Storage Centers Trust 2001, which is the Lessor and Borrower hereunder


       THE VARIOUS BANKS AND OTHER LENDING INSTITUTIONS WHICH ARE PARTIES
                   HERETO FROM TIME TO TIME, as the Holders,


       THE VARIOUS BANKS AND OTHER LENDING INSTITUTIONS WHICH ARE PARTIES
                   HERETO FROM TIME TO TIME, as the Lenders,

                                       and


                             BANK OF AMERICA, N.A.,
                          as the Agent for the Lenders
                     and respecting the Security Documents,
                      as the Agent for the Secured Parties

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                                TABLE OF CONTENTS

                                                                                                         PAGE
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
SECTION 1.  THE LOANS ..............................................................................       1

SECTION 2.  HOLDER ADVANCES ........................................................................       2

SECTION 3.  SUMMARY OF TRANSACTIONS ................................................................       2
        3.1.   Operative Agreements ................................................................       2
        3.2.   Property Purchase ...................................................................       2
        3.3.   Construction of Improvements; Commencement of Basic Rent ............................       3
        3.4.   Ratable Interests of the Holders and the Lenders ....................................       3

SECTION 4.  THE CLOSINGS ...........................................................................       3
        4.1.   Initial Closing Date ................................................................       3
        4.2.   Initial Closing Date; Property Closing Dates; Acquisition Advances;
               Construction Advances ...............................................................       3

SECTION 5.  FUNDING OF ADVANCES; CONDITIONS PRECEDENT; REPORTING REQUIREMENTS ON
               COMPLETION DATE;  THE LESSEE'S DELIVERY OF NOTICES; RESTRICTIONS ON
               LIENS ...............................................................................       4
        5.1.   General .............................................................................       4
        5.2.   Procedures for Funding ..............................................................       5
        5.3.   Conditions Precedent for  the Lessor, the Agent, the Lenders and the Holders
               Relating to the Initial Closing Date and the Advance of Funds for the
               Acquisition of a Property ...........................................................       8
        5.4.   Conditions Precedent for the Lessor, the Agent, the Lenders and the Holders
               Relating to the Advance of Funds after the Acquisition Advance ......................      14
        5.5.   Additional Reporting and Delivery Requirements on Date of Final Certificate
               of Occupancy ........................................................................      16
        5.6.   Construction Budget Modifications ...................................................      16
        5.7.   Restrictions on Liens ...............................................................      17
        5.8.   Joinder Agreement Requirements ......................................................      17
        5.9.   Payments ............................................................................      17
        5.10.  Unilateral Right to Increase the Holder Commitments and the Lender
               Commitments .........................................................................      18
        5.11.  Limitation on Acquisition of Properties .............................................      18

SECTION 6.  REPRESENTATIONS AND WARRANTIES .........................................................      18
        6.1.   Representations and Warranties of the Borrower ......................................      18
        6.2.   Representations and Warranties of the Credit Parties ................................      21

SECTION 6B.  GUARANTY ..............................................................................      26
        6B.1.  Guaranty of Payment and Performance .................................................      26
        6B.2.  Obligations Unconditional ...........................................................      26
        6B.3.  Modifications .......................................................................      27


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
        6B.4.  Waiver of Rights ....................................................................      28
        6B.5.  Reinstatement .......................................................................      28
        6B.6.  Remedies ............................................................................      28
        6B.7.  Limitation of Guaranty ..............................................................      29
        6B.8.  Payment of Amounts to the Agent .....................................................      29
        6B.9.  Release of Guarantors ...............................................................      29

SECTION 7. PAYMENT OF CERTAIN EXPENSES .............................................................      30
        7.1.   Transaction Expenses ................................................................      30
        7.2.   [Intentionally Omitted] .............................................................      31
        7.3.   Certain Fees and Expenses ...........................................................      31
        7.4.   Unused Fees .........................................................................      31
        7.5.   Administrative Fee ..................................................................      31

SECTION 8.  OTHER COVENANTS AND AGREEMENTS .........................................................      32
        8.1.   Cooperation with the Construction Agent or the Lessee ...............................      32
        8.2.   Covenants of the Owner Trustee and the Holders ......................................      32
        8.3.   Credit Party Covenants, Consent and Acknowledgment ..................................      34
        8.4.   Sharing of Certain Payments .........................................................      37
        8.5.   Grant of Easements, etc .............................................................      37
        8.6.   Appointment by the Agent, the Lenders, the Holders and the Owner Trustee ............      38
        8.7.   Collection and Allocation of Payments and Other Amounts .............................      38
        8.8.   Release of Properties, etc ..........................................................      42

SECTION 9.  CREDIT AGREEMENT AND TRUST AGREEMENT ...................................................      42
        9.1.   The Construction Agent's and the Lessee's Credit Agreement Rights ...................      42
        9.2.   The Construction Agent's and the Lessee's Trust Agreement Rights ....................      43

SECTION 10.  TRANSFER OF INTEREST ..................................................................      44
        10.1.  Restrictions on Transfer ............................................................      44
        10.2.  Effect of Transfer ..................................................................      44

SECTION 11.  INDEMNIFICATION .......................................................................      45
        11.1.  General Indemnity ...................................................................      45
        11.2.  General Tax Indemnity ...............................................................      48
        11.3.  Unavailability of Eurodollar Rate ...................................................      54
        11.4.  Funding/Contribution Indemnity ......................................................      54
        11.5.  EXPRESS INDEMNIFICATION FOR ORDINARY NEGLIGENCE, STRICT LIABILITY, ETC ..............      56
        11.6.  Additional Provisions Regarding Environmental Indemnification .......................      56
        11.7.  Additional Provisions Regarding Indemnification .....................................      56
        11.8.  Indemnifications Provided by the Owner Trustee in Favor of the Other
               Indemnified Persons .................................................................      57

SECTION 12.  MISCELLANEOUS .........................................................................      58
        12.1.  Survival of Agreements ..............................................................      58
        12.2.  Notices .............................................................................      58


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
        12.3.  Counterparts ........................................................................      58
        12.4.  Terminations, Amendments, Waivers, Etc.; Unanimous Vote Matters .....................      59
        12.5.  Headings, etc .......................................................................      60
        12.6.  Parties in Interest .................................................................      61
        12.7.  GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL; VENUE ..............      61
        12.8.  Severability ........................................................................      62
        12.9.  Liability Limited ...................................................................      62
        12.10. Rights of the Credit Parties ........................................................      63
        12.11. Further Assurances ..................................................................      64
        12.12. Calculations under Operative Agreements .............................................      64
        12.13. Confidentiality .....................................................................      64
        12.14. Financial Reporting/Tax Characterization ............................................      65
        12.15. Set-off .............................................................................      65
        12.16. [Intentionally Omitted.] ............................................................      66


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EXHIBITS

A - Form of Requisition - Sections 4.2, 5.2, 5.3 and 5.4

B - Form of Outside Counsel Opinion for the Lessee - Section 5.3(j)

C - Form of Officer's Certificate - Section 5.3(z)

D - Form of Secretary's Certificate - Section 5.3(aa)

E - Form of Officer's Certificate - Section 5.3(cc)

F - Form of Secretary's Certificate - Section 5.3(dd)

G - Form of Outside Counsel Opinion for the Owner Trustee - Section 5.3(ee)

H - Form of Outside Counsel Opinion for the Lessee - Section 5.3(ff)

I - Form of Officer's Certificate - Section 5.5

J - Form of Joinder Agreement - Section 5.8(a)

K - Description of Material Litigation - Section 6.2(d)

L - State of Incorporation/Formation and Principal Place of Business of Each
    Guarantor - Section 6.2(i)

M - Form of Monthly NOI Certificate - Section 8.3(l)

N - Interest Rate/Holder Yield Selection Notice -- Section 8.3(t)

O - Form of Third Party Confidentiality Agreement -- Section 12.13(a)


Appendix A - Rules of Usage and Definitions


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                             PARTICIPATION AGREEMENT


        THIS PARTICIPATION AGREEMENT dated as of February 26, 2001 (as amended, modified, extended, supplemented, restated and/or replaced from time to time, this "Agreement") is by and among SHURGARD STORAGE CENTERS, INC., a Washington corporation (the "Lessee" or the "Construction Agent"); the various parties hereto from time to time as guarantors (subject to the definition of Guarantors in Appendix A hereto, individually, a "Guarantor" and collectively, the "Guarantors"); FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, not individually (in its individual capacity, the "Trust Company"), except as expressly stated herein, but solely as the Owner Trustee under the Storage Centers Trust 2001 (the "Owner Trustee", the "Borrower" or the "Lessor"); the various banks and other lending institutions which are parties hereto from time to time as holders of certificates issued with respect to the Storage Centers Trust 2001 (subject to the definition of Holders in Appendix A hereto, individually, a "Holder" and collectively, the "Holders"); the various banks and other lending institutions which are parties hereto from time to time as lenders (subject to the definition of Lenders in Appendix A hereto, individually, a "Lender" and collectively, the "Lenders"); and BANK OF AMERICA, N.A., a national banking association, as the agent for the Lenders and respecting the Security Documents, as the agent for the Secured Parties (in such capacity, the "Agent"). Capitalized terms used but not otherwise defined in this Agreement shall have the meanings set forth in Appendix A hereto.

        In consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

                              SECTION 1. THE LOANS.

        Subject to the terms and conditions of this Agreement and the other Operative Agreements and in reliance on the representations and warranties of each of the parties hereto contained herein or made pursuant hereto, the Lenders have agreed to make Loans to the Lessor from time to time in an aggregate principal amount not to exceed at any time the aggregate amount of the Available Commitments of the Lenders in order for the Lessor to acquire the Properties and certain Improvements, to develop and construct certain Improvements in accordance with the Agency Agreement and the terms and provisions hereof and for the other purposes described herein, and in consideration of the receipt of proceeds of the Loans, the Lessor will issue the Notes. The Loans shall be made and the Notes shall be issued pursuant to the Credit Agreement. Pursuant to
Section 5 of this Agreement and Section 2 of the Credit Agreement, the Loans will be made to the Lessor from time to time at the request of the Construction Agent in consideration for the Construction Agent agreeing for the benefit of the Lessor, pursuant to the Agency Agreement, to acquire the Properties, to acquire the Equipment, to construct certain Improvements and to cause the Lessee to lease the Properties, each in accordance with the Agency Agreement and the other Operative Agreements. The Loans and the obligations of the Lessor under the Credit Agreement shall be secured by the Collateral.

                           SECTION 2. HOLDER ADVANCES.

        Subject to the terms and conditions of this Agreement and the other Operative Agreements and in reliance on the representations and warranties of each of the parties hereto contained herein or made pursuant hereto, on each date Advances are requested to be made in accordance with Section 5 hereof, each Holder shall make a Holder Advance on a pro rata basis to the Lessor with respect to the Storage Centers Trust 2001 based on its Holder Commitment in an amount in immediately available funds; provided, that (i) an initial Holder Advance of $2,700,000 (the "Initial Holder Advance") will be made on the Initial Closing Date, such initial Holder Advance will be used to pay certain upfront fees related to this facility and such initial Holder Advance will be shared pro rata by the Designated Holders and (ii) no Holder shall be obligated for any Holder Advance in excess of its Available Holder Commitment. The aggregate amount of Holder Advances at any time outstanding shall not exceed the aggregate amount of the Available Holder Commitments. No prepayment or any other payment with respect to any Advance shall be permitted such that the Holder Advance with respect to such Advance is less than three percent (3%) of the outstanding amount of such Advance, except in connection with termination or expiration of the Term or in connection with the exercise of remedies relating to the occurrence of a Lease Event of Default. The representations, warranties, covenants and agreements of the Holders herein and in the other Operative Agreements are several, and not joint or joint and several.

                       SECTION 3. SUMMARY OF TRANSACTIONS.

        3.1.    OPERATIVE AGREEMENTS.

        On the date hereof, each of the respective parties hereto and thereto shall execute and deliver this Agreement, the Lease, each applicable Ground Lease, the Agency Agreement, the Credit Agreement, the Notes, the Trust Agreement, the Certificates, the Security Agreement, all Mortgage Instruments, if applicable, and such other documents, instruments, certificates and opinions of counsel as agreed to by the parties hereto.

        3.2.    PROPERTY PURCHASE.

        On each Property Closing Date and subject to the terms and conditions of this Agreement (a) the Holders will each make a Holder Advance in accordance with Sections 2 and 5 of this Agreement and the terms and provisions of the Trust Agreement, (b) the Lenders will each make Loans in accordance with Sections 1 and 5 of this Agreement and the terms and provisions of the Credit Agreement, (c) the Lessor will purchase and acquire good and marketable title to or ground lease pursuant to a Ground Lease, the applicable Property, each to be within an Approved State, identified by the Construction Agent, in each case pursuant to a Deed, Bill of Sale or Ground Lease, as the case may be, and grant the Agent a lien on such Property by execution of the required Security Documents, (d) the Agent, the Lessee and the Lessor shall execute and deliver a Lease Supplement relating to such Property and (e) the Basic Term shall commence with respect to such Property; provided that all Properties shall be acquired and all Acquisition Advances shall be made on or before the last day of the Acquisition Period.


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        3.3.    CONSTRUCTION OF IMPROVEMENTS; COMMENCEMENT OF BASIC RENT.

        Construction Advances will be made with respect to particular Improvements to be constructed and with respect to ongoing Work regarding the Equipment and construction of particular Improvements, in each case, pursuant to the terms and conditions of this Agreement and the Agency Agreement. Construction Advances may be made as Post-Completion Construction Advances subject to the terms and conditions set forth in this Agreement. Subject to the terms and conditions of Section 5.1(b) of this Agreement, Construction Advances shall also be made after the Rent Commencement Date for any Property to the extent that, on any Payment Date, the Basic Rent the Lessee is required to pay with respect to such Property is less than the interest and Holder Yield with respect to such Property due on such Payment Date. The Construction Agent will act as a construction agent on behalf of the Lessor respecting the Work regarding the Equipment, the construction of such Improvements and the expenditures of the Construction Advances related to the foregoing. The Construction Agent shall promptly notify the Lessor upon Completion of the Improvements and the Lessee shall commence to pay Basic Rent as of the Rent Commencement Date.

        3.4.    RATABLE INTERESTS OF THE HOLDERS AND THE LENDERS.

        Other than with respect to any non-ratable interests existing as of the Initial Closing Date, each Holder and Lender agrees at all times (a) to hold the same ratable portion of the aggregate Lender Commitment for Tranche A Loans, the aggregate Lender Commitment for Tranche B Loans, the aggregate Holder Commitments for Holder Advances and the aggregate Lessee Credit Agreement Commitment Amounts and (b) to make advances consistent with such committed amounts referenced in Section 3.4(a) in accordance with the requirements of the Operative Agreements and the Lessee Credit Agreement, respectively.

                            SECTION 4. THE CLOSINGS.

        4.1.    INITIAL CLOSING DATE.

        All documents and instruments required to be delivered on the Initial Closing Date shall be delivered at the offices of Moore & Van Allen, PLLC, Charlotte, North Carolina, or at such other location as may be determined by the Lessor, the Agent and the Lessee.

        4.2. INITIAL CLOSING DATE; PROPERTY CLOSING DATES; ACQUISITION ADVANCES; CONSTRUCTION ADVANCES.

        The Construction Agent shall deliver to the Agent a requisition (a "Requisition"), in the form attached hereto as Exhibit A or in such other form as is satisfactory to the Agent, in its reasonable discretion, in connection with (a) the Transaction Expenses and other fees, expenses and disbursements payable, pursuant to Section 7.1, by the Lessor, (b) each Acquisition Advance pursuant to Section 5.3 and (c) each Construction Advance pursuant to Section
5.4. No Requisition shall be required for the Lenders and the Holders to make Advances pursuant to or in connection with Sections 5.1(b), 7.1(a), 7.1(b) and 11.8.


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              SECTION 5. FUNDING OF ADVANCES; CONDITIONS PRECEDENT;
                   REPORTING REQUIREMENTS ON COMPLETION DATE;
            THE LESSEE'S DELIVERY OF NOTICES; RESTRICTIONS ON LIENS.

        5.1.    GENERAL.

                (a) To the extent funds have been advanced to the Lessor as Loans by the Lenders and to the Lessor as Holder Advances by the Holders, the Lessor will use such funds from time to time in accordance with the terms and conditions of this Agreement and the other Operative Agreements (i) at the direction of the Construction Agent to acquire the Properties in accordance with the terms of this Agreement, the Agency Agreement and the other Operative Agreements, (ii) to make Advances to the Construction Agent to permit the acquisition, testing, engineering, installation, development, construction, modification, design, and renovation, as applicable, of the Properties (or components thereof) in accordance with the terms of the Agency Agreement and the other Operative Agreements, (iii) to pay Transaction Expenses, fees, expenses and other disbursements payable by the Lessor under Sections 7.1(a), 7.1(b) and 11.8 and (iv) for the purposes specified in Section 5.1(b). Funds advanced to the Lessor as Loans by the Lenders and as Holder Advances by the Holders shall be used for no other purposes.

                (b) In lieu of the payment of interest on the Loans and Holder Yield on the Holder Advances on any Scheduled Interest Payment Date with respect to any Property during the period prior to the Rent Commencement Date with respect to such Property, and after such Rent Commencement Date to the extent that the Basic Rent the Lessee is required to pay with respect to such Property on such Scheduled Interest Payment Date is less than the interest on the Loans and Holder Yield due on such Scheduled Interest Payment Date with respect to Advances made in connection with such Property, (and subject to Section 5.10) then (i) each Lender's Loan with respect to such Property shall automatically be increased by the amount of interest accrued and unpaid on such Loan for such period (except to the extent that at any time such increase would (A) cause such Lender's Loan to exceed such Lender's Available Commitment or (B) cause the Property Cost for such Property to exceed the Construction Budget for such Property, in either of which cases the Lessee shall pay such excess amount to such Lender in immediately available funds on the Scheduled Interest Payment Date on which such Lender's Available Commitment or such Construction Budget, as applicable, is exceeded), and (ii) each Holder's Holder Advance with respect to such Property shall automatically be increased by the amount of Holder Yield accrued and unpaid on such Holder Advance for such period (except to the extent that at any time such increase would (A) cause the Holder Advance of such Holder to exceed such Holder's Available Holder Commitment or (B) cause the Property Cost for such Property to exceed the Construction Budget for such Property, in either of which cases the Lessee shall pay such excess amount to such Holder in immediately available funds on the Scheduled Interest Payment Date on which such Holder's Available Holder Commitment or such Construction Budget, as applicable, is exceeded). Such increases in a Lender's Loan and a Holder's Holder Advance with


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        respect to any Property shall occur without the necessity of submitting a Requisition or any disbursement of funds by any Person, but such increases shall only be made if, at the time of such proposed increase, no Default or Event of Default shall have occurred and be continuing or will have occurred as a result of the making of such Advances; and all representations and warranties of the Credit Parties in Section 6.2 shall be true on and as of such date with the same force and effect if made on and as of such date.

        5.2.    PROCEDURES FOR FUNDING.

                (a) The Construction Agent shall notify the Agent whether it will be requesting Advances hereunder in accordance with the terms and provisions hereof on or before the time specified in this subsection
        (a); provided, however, it is understood and agreed that:

                        (i) no more than one (1) Advance (excluding any
                conversion and/or continuation of any Loan or Holder Advance under the Credit Agreement and Trust Agreement, respectively) may be requested during any calendar month;

                        (ii) such Advance will only be made on the first day of
                any calendar month; provided that if the first day of any calendar month is not a Business Day, such Advance will be made on the next succeeding Business Day; and

                        (iii) no such request from the Construction Agent is
                required for funding of interest and Holder Yield pursuant to
                Section 5.1(b) or for Transaction Expenses, fees, expenses and other disbursements payable by the Lessor pursuant to or in connection with Sections 7.1(a), 7.1(b) and 11.8.

                Except as otherwise provided in this Section 5.1(b), prior to 11:00 a.m. Pacific time (i) four (4) Business Days prior to the date that the first Advance is requested hereunder and (ii) four (4) Business Days prior to the first day of any calendar month (or, if the first day of such calendar month is not a Business Day, prior to the Business Day next succeeding such first day), the Construction Agent shall deliver to the Agent, (A) with respect to the date that the first Advance is requested hereunder and each subsequent Acquisition Advance, a Requisition as described in Section 4.2 hereof (including without limitation a legal description of the Land, if any, a schedule of the Improvements, if any, and a schedule of the Equipment, if any, acquired or to be acquired on such date, and a schedule of the Work, if any, to be performed, each of the foregoing in a form reasonably acceptable to the Agent) and (B) with respect to each Construction Advance, a Requisition identifying (among other things) the Property to which such Construction Advance relates.

                (b) Each Requisition shall: (i) be irrevocable, (ii) request funds in an amount that is not, when added to the Unfunded Amount, in excess of the total aggregate of the Available Commitments plus the Available Holder Commitments at such time, and (iii) request that the Holders make Holder Advances and that the Lenders make Loans to the Lessor for the payment of Transaction Expenses, Property Acquisition Costs (in the case


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

        of an Acquisition Advance) or other Property Costs (in the case of a Construction Advance) that have previously been incurred or are to be incurred on (or, with respect to an Advance being deposited into the Escrow Account, after) the date of such Advance to the extent such were not subject to a prior Requisition, in each case as specified in the Requisition.

                (c) Subject to the satisfaction of the conditions precedent set forth in Sections 5.3 or 5.4, as applicable, and after giving effect to the Initial Holder Advance by the Designated Holders on the Initial Closing Date as described in Section 2 hereof, on each Property Closing Date or the date on which the Construction Advance is to be made, as applicable, (i) the Lenders shall make Loans based on their respective Lender Commitments to the Lessor in an aggregate amount equal to ninety-seven percent (97%) of (A) the Requested Funds specified in any Requisition plus (B) any additional amount of Transaction Expenses as referenced in Sections 7.1(a) and 7.1(b) and any additional amount respecting any indemnity payment as referenced in Section 11.8, unless any such funding of any indemnity payment pursuant to Section 11.8 is declined in writing by each Lender and each Holder (such decision to be in the sole discretion of each Lender and each Holder) ratably between the Tranche A Lenders and the Tranche B Lenders with the Tranche A Lenders funding eighty-seven percent (87%) of the Requested Funds and the Tranche B Lenders funding ten percent (10%) of the Requested Funds), up to an aggregate principal amount equal to the aggregate of the Available Commitments and (ii) the Holders shall make Holder Advances based on their respective Holder Commitments in an aggregate amount equal to three percent (3%) of (A) the Requested Funds specified in such Requisition plus (B) any additional amount of Transaction Expenses as referenced in Sections 7.1(a) and 7.1(b) and any additional amount respecting any indemnity payment as referenced in Section 11.8, unless any such funding of any indemnity payment pursuant to Section 11.8 is declined in writing by each Lender and each Holder (such decision to be in the sole discretion of each Lender and each Holder), up to the aggregate advanced amount equal to the aggregate of the Available Holder Commitments.

        The total amount of such Loans and Holder Advances made on such date shall, as applicable:

                        (x) be used by the Lessor to pay Property Costs
                including Transaction Expenses within three (3) Business Days of the receipt by the Lessor of such Advance; or

                        (y) be advanced by the Lessor on the date of such
                Advance to the Construction Agent or the Lessee to pay Property Costs; or

                        (z) at the request of the Construction Agent, shall
                remain under the control of the Agent and be deposited by the Agent into the Escrow Account for disbursement to pay Property Costs in accordance with the terms of this Agreement, subject to the satisfaction of the Escrow Instructions, no later than the 14th day of the next succeeding calendar month.


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

        Notwithstanding that the Operative Agreements state that Advances shall be directed to the Lessor, each Advance not applied by the Agent to the purposes described in Sections 5.1(b), 7.1(a), 7.1(b) and 11.8 shall in fact be directed to the Construction Agent (for the benefit of the Lessor) in accordance with directions provided by the Construction Agent in the applicable Requisition and applied by the Construction Agent (for the benefit of the Lessor) pursuant to the requirements imposed on the Lessor under the Operative Agreements.

                (d) With respect to an Advance to be applied by the Agent or used by the Construction Agent to pay for Property Costs and/or Transaction Expenses or other costs payable under Sections 7.1(a), 7.1(b) or 11.8 hereof and not (i) expended by the Agent or the Construction Agent, as applicable, for such purpose on the date of such Advance or (ii) deposited into the Escrow Account for later disbursement pursuant to Section 5.2(c), such amounts shall be held by the Agent until the applicable closing date or payment date or, if such closing date or payment date does not occur within three (3) Business Days of the date of receipt by the Agent of such Advance from the Lenders and Holders, shall be applied regarding the applicable Advance to repay the Lenders and the Holders and, subject to the terms hereof, and of the Credit Agreement and the Trust Agreement, shall remain available for future Advances. Any such amounts held by the Agent shall be subject to the lien of the Security Agreement and shall accrue interest and Holder Yield from the date any such amounts are advanced by the Lenders and Holders until such amounts are returned to the Lenders and the Holders. With respect to an Advance deposited into the Escrow Account and not disbursed by the date required under Section 5.2(c), whether because of failure to satisfy each of the Escrow Instructions or otherwise, the amount of such Advance shall be withdrawn by the Agent from the Escrow Account and shall be applied to repay the Lenders and the Holders and, subject to the terms hereof, and of the Credit Agreement and the Trust Agreement, shall remain available for future Advances.

                (e) All Operative Agreements which are to be delivered to the Lessor, the Agent, the Lenders or the Holders shall be delivered to the Agent, on behalf of the Lessor, the Agent, the Lenders or the Holders, and such items (except for Notes, Certificates, Bills of Sale, the Ground Leases and chattel paper originals, with respect to which in each case there shall be only one original) shall be delivered with originals sufficient for the Lessor, the Agent, each Lender and each Holder. All other items which are to be delivered to the Lessor, the Agent, the Lenders or the Holders shall be delivered to the Agent, on behalf of the Lessor, the Agent, the Lenders or the Holders, and such other items shall be held by the Agent. To the extent any such other items are requested in writing from time to time by the Lessor, any Lender or any Holder, the Agent shall provide a copy of such item to the party requesting it. Receipt by the Agent of an item to be delivered to any or all of the Lessor, the Lenders, and the Holders shall constitute receipt by such Person.

                (f) Notwithstanding the completion of any closing under this Agreement pursuant to Sections 5.3 or 5.4, each condition precedent in connection with any such closing may be subsequently enforced by the Agent (unless such has been expressly waived in writing by the Agent).

        5.3. CONDITIONS PRECEDENT FOR THE LESSOR, THE AGENT, THE LENDERS AND THE HOLDERS RELATING TO THE INITIAL CLOSING DATE AND THE ADVANCE OF FUNDS FOR THE ACQUISITION OF A PROPERTY.

        The obligations:

                (i) on the Initial Closing Date:

                        (A) of the Lessor, the Agent, the Lenders and the
                Holders to enter into the transactions contemplated by this Agreement, including without limitation the obligation to execute and deliver the applicable Operative Agreements to which each is a party on the Initial Closing Date; and

                        (B) of the Holders to make Holder Advances, and of the
                Lenders to make Loans in order to pay Transaction Expenses, fees, expenses and other disbursements payable by the Lessor under Section 7.1(a) of this Agreement; and

                (ii) during the Acquisition Period:

                        (A) of the Holders to make Holder Advances and of the
                Lenders to make Loans on a Property Closing Date for the purpose of providing funds to the Lessor necessary to pay the Transaction Expenses, fees, expenses and other disbursements payable by the Lessor under Section 7.1(b) of this Agreement and to acquire or ground lease a Property (an "Acquisition Advance"); and

                        (B) of the Agent to release funds from the Escrow
                Account on a Property Closing Date for the purpose of providing funds for an Acquisition Advance to the Lessor; and

                        (C) of the Holders to make Holder Advances and of the
                Lenders to make Loans on the date of any Advance pursuant to a Requisition that is to be deposited into the Escrow Account for later release as an Acquisition Advance (an "Escrow Funding Date"),

in each case (with regard to the foregoing Sections 5.3(i) and (ii)) are subject to the satisfaction or waiver of each of the following conditions precedent on or prior to the Initial Closing Date, the applicable Property Closing Date and/or the applicable Escrow Funding Date, as specified in each subsection of this Section 5.3; provided that, to the extent such conditions precedent require the delivery of any agreement, certificate, instrument, memorandum, legal or other opinion, appraisal, commitment, title insurance commitment, lien report or any other document of any kind or type, such shall be in form and substance satisfactory to the Agent, in its reasonable discretion:

                (a) as of each such date, the correctness in all material respects of the representations and warranties of the parties to this Agreement contained herein, in each of the other Operative Agreements and each certificate delivered pursuant to any Operative Agreement (including without limitation the Incorporated Representations and Warranties), except to the extent that any such representation and warranty expressly and solely relates to an earlier date, in which case such representation and warranty shall be correct as of such earlier date;

                (b) on or prior to each such date, the performance in all material respects by the parties to this Agreement of their respective agreements contained herein and in the other Operative Agreements to be performed by them;

                (c) on or before four (4) Business Days prior to each such date (other than a Property Closing Date on which the funds necessary to complete the acquisition of such Property have been previously deposited in the Escrow Account), the Agent shall have received a fully executed counterpart copy of the Requisition for the Advance, appropriately completed, including an expenditure summary in the form of Schedule 1 to Exhibit A to this Agreement;

                (d) as of each Property Closing Date, title to each such Property shall conform to the representations and warranties set forth in Section 6.2(l) hereof;

                (e) on or before four (4) Business Days prior to each Property Closing Date, the Construction Agent shall have delivered to the Agent a good standing certificate for the Construction Agent in the Approved State where each such Property is located (provided, that no such good standing shall be required from an Approved State for which a good standing certificate has previously been delivered to the Agent);

                (f) as of each such date, there shall not have occurred and be continuing any Default or Event of Default under any of the Operative Agreements and no Default or Event of Default under any of the Operative Agreements will have occurred after giving effect to the requested Advance (if any);

                (g) as of each Property Closing Date, the Construction Agent shall have delivered to the Agent title insurance commitments to issue policies respecting each such Property, in an amount at least equal to
        (i) the maximum total Property Cost indicated by the Construction Budget referenced in Section 5.3(r) or (ii) with respect to the acquisition of a Property for which construction has been completed at the time of such acquisition, the amount of the Acquisition Advance requested therefor in the applicable Requisition, in each case with such endorsements as the Agent deems necessary in its reasonable discretion, in favor of the Lessor and the Agent from a title insurance company acceptable to the Agent in its reasonable discretion, but only with such title exceptions thereto as are acceptable to the Agent;

                (h) no less than 30 nor more than 180 days prior to each Property Closing Date (such time period to be adjusted as necessary upon agreement of the Agent and the

        Construction Agent), the Construction Agent shall have delivered to the Agent an environmental site assessment respecting each such Property prepared by an independent recognized professional acceptable to the Agent and evidencing no pre-existing environmental condition with respect to which there is more than a remote risk of loss;

                (i) as of each Property Closing Date, the Construction Agent shall have delivered to the Agent a survey (with an acceptable flood hazard certification) respecting each such Property prepared by (i) an independent recognized professional acceptable to the Agent and (ii) in a manner and including such information as is reasonably required by the Agent;

                (j) as of each Property Closing Date, unless such an opinion has previously been delivered with respect to a particular state, the Construction Agent shall have caused to be delivered to the Agent a legal opinion in the form attached hereto as Exhibit B or in such other form as is acceptable to the Agent with respect to local law real property issues respecting the state in which each such Property is located addressed to the Lessor, the Agent, the Lenders and the Holders, from counsel located in the state where each such Property is located, prepared by counsel acceptable to the Agent in its reasonable discretion;

                (k) as of each Property Closing Date, the Construction Agent shall have delivered to the Agent: (i) a copy of the Deed with respect to the Land and existing Improvements (if any), (ii) a copy of the Ground Lease (if any), and (iii) a copy of the Bill of Sale with respect to the Equipment (if any), respecting such of the foregoing as are being acquired or ground leased on each such date with the proceeds of the Loans and Holder Advances or which have been previously acquired or ground leased with the proceeds of the Loans and Holder Advances; provided that such Land, existing Improvements (if any) and Equipment (if any) shall be located in an Approved State;

                (l) [intentionally omitted];

                (m) as of each Property Closing Date, the Construction Agent shall have caused to be delivered to the Agent a Mortgage Instrument (in such form as is acceptable to the Agent, with revisions as necessary to conform to applicable state law), Lessor Financing Statements and Lender Financing Statements respecting each such Property (which Lender Financing Statements Lessor hereby covenants to execute and deliver promptly following the Construction Agent's request), all fully executed and in recordable form;

                (n) as of each Property Closing Date, the Lessee shall have delivered to the Agent with respect to each such Property a Lease Supplement and a memorandum (or short form lease) regarding the Lease and such Lease Supplement (such memorandum or short form lease to be in the form attached to the Lease as Exhibit B or in such other form as is acceptable to the Agent, with modifications as necessary to conform to applicable state law, and in form suitable for recording);

                (o) as of each such date, the sum of the aggregate Available Commitments plus the aggregate Available Holder Commitments (after giving effect to any Acquisition Advance on such date) will be sufficient to pay the Unfunded Amount;

                (p) as of each Property Closing Date, if any such Property is subject to a Ground Lease, the Construction Agent shall have caused a lease memorandum (or short form lease) to be delivered to the Agent for such Ground Lease and, if requested by the Agent, a landlord waiver and a mortgagee waiver (in each case, in such form as is acceptable to the Agent);

                (q) as of each Property Closing Date, counsel (acceptable to the Agent) for the ground lessor of each such Property subject to a Ground Lease shall have issued to the Lessor, the Agent, the Lenders and the Holders, its opinion;

                (r) on or before four (4) Business Days prior to each Property Closing Date, the Construction Agent shall have delivered to the Agent a preliminary Construction Budget for each such Property, if applicable;

                (s) on or before four (4) Business Days prior to each Property Closing Date, the Construction Agent shall have provided evidence to the Agent of insurance with respect to each such Property as provided in the Lease;

               (t) not less than 30 days nor more than 180 days prior to each Property Closing Date with respect to a Property for which construction has been completed on or prior to such Property Closing Date (such time period to be adjusted as necessary upon agreement of the Agent and the Construction Agent), the Construction Agent shall have caused an Appraisal regarding each such Property to be provided to the Agent from an appraiser selected by the Agent and such Appraisal shall reflect an appraised value for such Property greater than or equal to 90% of the total Acquisition Advance requested for such Property;

                (u) on or before each Property Closing Date, the Construction Agent shall cause (i) Uniform Commercial Code lien searches, tax lien searches and judgment lien searches regarding the Lessee to be conducted (and copies thereof to be delivered to the Agent) in such jurisdictions as determined by the Agent by a nationally recognized search company acceptable to the Agent (it being understood that such searches are conducted only once in each such jurisdiction) and (ii) the liens referenced in such lien searches which affect the Property and are objectionable to the Agent to be either removed or otherwise handled in a manner satisfactory to the Agent in its reasonable discretion;

                (v) as of each Property Closing Date, all taxes, fees and other charges in connection with the execution, delivery, recording, filing and registration of the Operative Agreements and/or documents related thereto shall have been paid or provisions for such payment shall have been made to the satisfaction of the Agent in its reasonable discretion;

                (w) [intentionally omitted];

                (x) as of each such date, each of the Operative Agreements to be entered into on such date shall have been duly authorized, executed and delivered by the parties thereto, and shall be in full force and effect, and the Agent shall have received a fully executed copy of each of such Operative Agreements;

                (y) as of each such date, since the date of the most recent audited financial statements (as delivered pursuant to the requirements of the Lessee Credit Agreement) of the Lessee, there shall not have occurred any event, condition or state of facts which shall have or could reasonably be expected to have a Material Adverse Effect, other than as specifically contemplated by the Operative Agreements;

                (z) as of the Initial Closing Date only, the Agent shall have received an Officer's Certificate, dated as of the Initial Closing Date, of the Lessee in the form attached hereto as Exhibit C or in such other form as is acceptable to the Agent stating that (i) each and every representation and warranty of each Credit Party contained in the Operative Agreements to which it is a party is true and correct in all material respects on and as of the Initial Closing Date; (ii) no Default or Event of Default has occurred and is continuing under any Operative Agreement; (iii) each Operative Agreement to which any Credit Party is a party is in full force and effect with respect to it; and (iv) each Credit Party has duly performed and complied in all material respects with all covenants, agreements and conditions contained herein or in any Operative Agreement required to be performed or complied with by it on or prior to the Initial Closing Date;

                (aa) as of the Initial Closing Date only, the Agent shall have received (i) a certificate of the Secretary or an Assistant Secretary of each Credit Party, dated as of the Initial Closing Date, in the form attached hereto as Exhibit D or in such other form as is acceptable to the Agent attaching and certifying as to (1) the resolutions of the Board of Directors of such Credit Party duly authorizing the execution, delivery and performance by such Credit Party of each of the Operative Agreements to which it is or will be a party, (2) the articles of incorporation of such Credit Party certified as of a recent date by the Secretary of State of its state of incorporation and its by-laws and (3) the incumbency and signature of persons authorized to execute and deliver on behalf of such Credit Party the Operative Agreements to which it is or will be a party and (ii) a good standing certificate (or local equivalent) from the respective states where such Credit Party is incorporated and where the principal place of business of such Credit Party is located as to its good standing in each such state. To the extent any Credit Party is a partnership, a limited liability company or is otherwise organized, such Person shall deliver to the Agent (in form and substance satisfactory to the Agent) as of the Initial Closing Date
        (A) a certificate regarding such Person and any corporate general partners covering the matters described in Exhibit D and (B) a good standing certificate, a certificate of limited partnership or a local equivalent of either of the foregoing, as applicable;

                (bb) as of the Initial Closing Date only, there shall not have occurred any material adverse change in the consolidated assets, liabilities, operations, business or condition (financial or otherwise) of the Credit Parties (on a consolidated basis) from that set forth in the most recent audited consolidated financial statements of the Credit Parties which have been provided to the Agent;

                (cc) as of the Initial Closing Date only, the Agent and the Lessee shall have received an Officer's Certificate of the Lessor dated as of the Initial Closing Date in the form attached hereto as Exhibit E or in such other form as is acceptable to the Agent, stating that (i) each and every representation and warranty of the Lessor contained in the Operative Agreements to which it is a party is true and correct in all material respects on and as of the Initial Closing Date, (ii) each Operative Agreement to which the Lessor is a party is in full force and effect with respect to it and (iii) the Lessor has duly performed and complied in all material respects with all covenants, agreements and conditions contained herein or in any Operative Agreement required to be performed or complied with by it on or prior to the Initial Closing Date;

                (dd) as of the Initial Closing Date only, the Agent and the Lessee shall have received (i) a certificate of the Secretary, an Assistant Secretary, Trust Officer or Vice President of the Trust Company in the form attached hereto as Exhibit F or in such other form as is acceptable to the Agent, attaching and certifying as to (A) the signing resolutions duly authorizing the execution, delivery and performance by the Lessor of each of the Operative Agreements to which it is or will be a party, (B) its articles of association or other equivalent charter documents and its by-laws, as the case may be, certified as of a recent date by an appropriate officer of the Trust Company and (C) the incumbency and signature of persons authorized to execute and deliver on its behalf the Operative Agreements to which it is a party and (ii) a good standing certificate from the Office of the Comptroller of the Currency;

                (ee) as of the Initial Closing Date only, counsel for the Lessor acceptable to the Agent shall have issued to the Lessee, the Holders, the Lenders and the Agent its opinion in the form attached hereto as Exhibit G or in such other form as is reasonably acceptable to the Agent;

                (ff) as of the Initial Closing Date only, the Construction Agent shall have caused to be delivered to the Agent a legal opinion in the form attached hereto as Exhibit H or in such other form as is acceptable to the Agent, addressed to the Lessor, the Agent, the Lenders and the Holders, from counsel acceptable to the Agent; and

                (gg) as of the Initial Closing Date only, the Construction Agent shall cause (i) tax lien searches and judgment lien searches regarding each Credit Party to be conducted (and copies thereof to be delivered to the Agent) in such jurisdictions as determined by the Agent by a nationally recognized search company acceptable to the Agent and (ii) the liens referenced in such lien searches which are objectionable to the Agent to be either removed or otherwise handled in a manner satisfactory to the Agent.

        Notwithstanding the foregoing, the obligations of each party shall not be subject to any conditions contained in this Section 5.3 which are required to be performed by, or relate to the representations and warranties of, such party.

        5.4. CONDITIONS PRECEDENT FOR THE LESSOR, THE AGENT, THE LENDERS AND THE HOLDERS RELATING TO THE ADVANCE OF FUNDS AFTER THE ACQUISITION ADVANCE.

        Subsequent to the acquisition of a Property, the obligations on any date of the Holders to make Holder Advances and the Lenders to make Loans in connection with all requests for Advances (including Post-Completion Construction Advances) or pursuant to Section 5.1(b) with respect to such Property (and to pay the Transaction Expenses, fees, expenses and other disbursements payable by the Lessor under Section 7.1 of this Agreement in connection therewith) are subject to the satisfaction or waiver of the following conditions precedent on or prior to such date or dates as specified in each subsection of this Section 5.4:

                (a) on each such date, the correctness in all material respects on such date of the representations and warranties of the parties to this Agreement contained herein, in each of the other Operative Agreements and in each certificate delivered pursuant to any Operative Agreement (including without limitation the Incorporated Representations and Warranties) except to the extent that any such representation and warranty expressly and solely relates to an earlier date, in which case such representation and warranty shall be correct as of such earlier date;

                (b) as of each such date, the performance in all material respects by the parties to this Agreement of their respective agreements contained herein and in the other Operative Agreements to be performed by them on or prior to each such date;

                (c) on or before four (4) Business Days prior to each such date, the Agent shall have received a fully executed counterpart of the Requisition, appropriately completed, including an expenditure summary in the form of Schedule 1 to Exhibit A to this Agreement;

                (d) as of each such date, the sum of the aggregate Available Commitments plus the aggregate Available Holder Commitments (after giving effect to all Advances on such date) will be sufficient to pay the Unfunded Amount;

                (e) as of each such date, there shall not have occurred and be continuing any Default or Event of Default under any of the Operative Agreements and no Default or Event of Default under any of the Operative Agreements will have occurred after giving effect to the Construction Advance requested by the applicable Requisition;

                (f) on or before four (4) Business Days prior to each such date, the title insurance policy delivered in connection with the requirements of Section 5.3(g) shall (i) provide for (or shall be endorsed to provide for) insurance in an amount at least equal to (A) with respect to any Property still under construction, the cost to construct such Property indicated by the Construction Budget for such Property or (B) with respect to any Property for which construction is complete as of the date on which such Advance is to be made, the amount provided therefor in Section 5.3(g), and (ii) reflect no title change or exception objectionable to the Agent;

                (g) as of each date on which an Advance is to be made for the construction of Improvements on a Property, the Construction Agent shall have delivered to the Agent copies of the Plans and Specifications for the applicable Improvements;

                (h) [intentionally omitted];

                (i) as of each such date, with regard to any Equipment or other components of such Property then being acquired with the proceeds of the Loans and Holder Advances, documentation satisfactory to the Agent naming the Lessor as purchaser and transferee;

                (j) as of each such date, all taxes, fees and other charges in connection with the execution, delivery, recording, filing and registration of the Operative Agreements shall have been paid or provisions for such payment shall have been made to the satisfaction of the Agent;

                (k) as of each such date, since the date of the most recent audited Consolidated Financial Statements (as such term is defined in the Lessee Credit Agreement) of the Lessee, there shall not have occurred any event, condition or state of facts which shall have or could reasonably be expected to have a Material Adverse Effect, other than as specifically contemplated by the Operative Agreements;

                (l) on or before the date of the first Construction Advance with respect to such Property, the Agent shall have received a copy of the building permit for such Property issued by the applicable Governmental Authority or Authorities; and

                (m) if an Appraisal for such Property has not previously been delivered pursuant to Section 5.3(t), not less than 30 days nor more than 180 days prior to the date of the first Construction Advance for such Property (such time period to be adjusted as necessary upon agreement of the Agent and the Construction Agent), the Construction Agent shall have caused an Appraisal based upon the Plans and Specifications for such Property to be provided to the Agent from an appraiser selected by the Agent and such Appraisal shall reflect an appraised value for such Property greater than or equal to 90% of the total Construction Budget for such Property delivered pursuant to
        Section 5.3(r) of this Agreement.

To the extent the above conditions precedent require the delivery of any agreement, certificate, instrument, memorandum, legal or other opinion, appraisal, commitment, title insurance commitment, lien report or any other document of any kind or type, such shall be in form and substance satisfactory to the Agent, in its reasonable discretion; notwithstanding the foregoing, the obligations of each party shall not be subject to any conditions contained in this Section 5.4 which are required to be performed by, or relate to the representations and warranties of, such party.

        5.5. ADDITIONAL REPORTING AND DELIVERY REQUIREMENTS ON DATE OF FINAL CERTIFICATE OF OCCUPANCY.

        Within 30 days of issuance of the final, permanent certificate of occupancy for each Property, the Construction Agent shall deliver to the Agent an Officer's Certificate in the form attached hereto as Exhibit I or in such other form as is acceptable to the Agent specifying (a) the address for such Property, (b) the date of issuance of the final, permanent certificate of occupancy for such Property, (c) the aggregate Property Cost for such Property and all additional amounts expended by the Construction Agent or the Lessee with respect to such Property on or before such date and (d) an itemization of the components of the total Property Cost as well as documentation supporting the asserted Property Cost figures, to the extent available. Furthermore, on or prior to the date of issuance of the final, permanent certificate of occupancy for each Property, the Construction Agent shall deliver or cause to be delivered to the Agent (unless previously delivered to the Agent) originals of the following, each of which shall be in form and substance acceptable to the Agent, in its reasonable discretion: (w) a title insurance endorsement regarding the title insurance policy delivered in connection with the requirements of Section 5.3(g), but only to the extent such endorsement is necessary to provide for insurance in an amount at least equal to the total Property Cost for such Property and, if endorsed, the endorsement shall not include a title change or exception objectionable to the Agent; (x) an as-built survey for such Property,
(y) insurance certificates respecting such Property as required hereunder and under the Lease Agreement, and (z) if requested by the Agent in its reasonable discretion to reflect changes in facts or circumstances, amendments to the Lessor Financing Statements executed by the appropriate parties (which, if required from the Lessor, the Lessor covenants to execute and deliver promptly after the Construction Agent's or Lessee's request). In addition, on the date of issuance of the final, permanent certificate of occupancy for such Property the Construction Agent covenants and agrees that the recording fees, documentary stamp taxes or similar amounts required to be paid in connection with the related Mortgage Instrument shall be paid in an amount required by applicable law, subject, however, to the obligations of the Lenders and the Holders to fund such costs to the extent required pursuant to Section 7.1.

        5.6.    CONSTRUCTION BUDGET MODIFICATIONS.

        The Construction Agent may increase the Construction Budget for any Property (a) during the twelve months following the Initial Closing Date, with the written consent of the Agent and (b) thereafter, with the written consent of the Majority Secured Parties; provided no Construction Budget may be increased without the consent of all of the Financing Parties (i) if such increase would cause the appraised value reflected in the most recent Appraisal delivered pursuant to Section 5.3(t) or Section 5.4(m) of this Agreement to be less than ninety percent (90%) of the total amount of such Construction Budget (as increased) (it being understood and agreed that, to satisfy the condition of this clause (i), the Construction Agent may deliver a new Appraisal for such Property to the Agent from an appraiser selected by the Agent); (ii) unless the title insurance policies referenced in Section 5.3(g) are also modified or endorsed, if necessary, to provide for insurance in an amount that satisfies the requirements of Section 5.4(f) of this Agreement and (iii) unless, after giving effect to any such modification, the Construction Budget remains in compliance with the requirements of Section 5.4(d) of this Agreement. The Lessee may without consent decrease the Construction Budget for any Property on or after the Completion Date for such Property.

        5.7.    RESTRICTIONS ON LIENS.

        On each Property Closing Date, the Construction Agent shall cause each Property acquired by the Lessor on such date to be free and clear of all Liens except those referenced in Sections 6.2(r)(i) and 6.2(r)(ii). On each date a Property is either sold to a third party in accordance with the terms of the Operative Agreements or, pursuant to Section 22.1(a) of the Lease Agreement, retained by the Lessor, the Lessee shall cause such Property to be free and clear of all Liens (other than Lessor Liens and such other Liens that are expressly set forth as title exceptions on the title commitment issued under
Section 5.3(g) with respect to such Property, to the extent such title commitment has been approved by the Agent, and Permitted Liens of the type described in clauses (b), (c), (g) and (i) of the definition of such term).

        5.8.    JOINDER AGREEMENT REQUIREMENTS.

        Each Subsidiary of each Credit Party that shall become a guarantor under the Lessee Credit Agreement after the Initial Closing Date shall satisfy the following conditions within thirty (30) days after the joinder of such Subsidiary as a guarantor under to the Lessee Credit Agreement:

                (a) such Subsidiary shall execute and deliver to the Agent a Joinder Agreement in the form attached hereto as Exhibit J;

                (b) such Subsidiary shall have delivered to the Agent (x) an Officer's Certificate of such Subsidiary in the form attached hereto as Exhibit C, (y) a certificate of the Secretary or an Assistant Secretary of such Subsidiary in the form attached hereto as Exhibit D and (z) good standing certificates (or local equivalent) from the respective states where such Subsidiary is incorporated or organized and where the principal place of business of such Subsidiary is located as to its good standing in each such state; and

                (c) such Subsidiary shall have delivered to the Agent an opinion of counsel (acceptable to the Agent) in the form attached hereto as Exhibit H.

        5.9.    PAYMENTS.

        All payments of principal, interest and Holder Yield, all returns of Holder Advances and all payments of other amounts to be made by the Construction Agent or the Lessee under this Agreement or any other Operative Agreements (excluding Excepted Payments which shall be paid directly to the party to whom such payments are owed) shall be made to the Agent at the office designated by the Agent from time to time in Dollars and in immediately available funds, without setoff, deduction, or counterclaim. Subject to the definition of "Interest Period" in Appendix A attached hereto, whenever any payment under this Agreement or any other Operative Agreements shall be stated to be due on a day that is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time in such case shall be included in the computation of interest, Holder Yield and fees payable pursuant to the Operative Agreements, as applicable and as the case may be.

        5.10. UNILATERAL RIGHT TO INCREASE THE HOLDER COMMITMENTS AND THE LENDER COMMITMENTS.

        Notwithstanding any other provision of any Operative Agreement or any objection by any Person (including without limitation any objection by any Credit Party), (a) after an increase in the Holder Commitments has been approved pursuant to Section 12.4, each Holder, in its sole discretion, may unilaterally elect to increase its Holder Commitment in order to fund amounts due and owing pursuant to Sections 7.1(a), 7.1(b) and/or 11.8 and/or the last paragraph of
Section 2.1 of the Agency Agreement and (b) after an increase in the Lender Commitments has been approved pursuant to Section 12.4, each Lender, in its sole discretion, may unilaterally elect to increase its Lender Commitment in order to fund amounts due and owing pursuant to Sections 7.1(a), 7.1(b) and/or 11.8 and/or the last paragraph of Section 2.1 of the Agency Agreement.

        5.11.   LIMITATION ON ACQUISITION OF PROPERTIES.

        Notwithstanding any provision to the contrary in any Operative Agreement, no Property may be acquired, and no Acquisition Advance therefor shall be made by any Lender or Holder, if (a) as of the proposed Property Closing Date, the aggregate Property Cost of all Properties in the Property Pool would be greater than or equal to twenty percent (20%) of the aggregate Property Cost for all Properties for which the Completion Date has occurred or (b) (i) such Property is proposed to be acquired during the last six months of the Acquisition Period and (ii) the Construction Budget (including Acquisition Advances) for such Property, when added to the Construction Budgets (including Acquisition Advances) for all other Properties acquired during the last six months of the Acquisition Period, would exceed $65,000,000.


                   SECTION 6. REPRESENTATIONS AND WARRANTIES.

        6.1.    REPRESENTATIONS AND WARRANTIES OF THE BORROWER.

        Effective as of the Initial Closing Date and the date of each Advance, the Trust Company in its individual capacity and as the Borrower, as indicated, represents and warrants to each of the other parties hereto as follows, provided, that the representations in the following paragraphs (h), (j) and (k) are made solely in its capacity as the Borrower:

                (a) It is a national banking association and is duly organized and validly existing and in good standing under the laws of the United States of America and has the power and authority to enter into and perform its obligations under the Trust Agreement and (assuming due authorization, execution and delivery of the Trust Agreement by the Holders) has the corporate and trust power and authority to act as the Owner Trustee and to enter into and perform the obligations under each of the other Operative Agreements to which the Trust Company or the Owner Trustee, as the case may be, is or will be a party and each other agreement, instrument and document to be executed and delivered by it on or before such date in connection with or as contemplated by each such Operative Agreement to which the Trust Company or the Owner Trustee, as the case may be, is or will be a party;

                (b) The execution, delivery and performance of each Operative Agreement to which it is or will be a party, either in its individual capacity or (assuming due authorization, execution and delivery of the Trust Agreement by the Holders) as the Owner Trustee, as the case may be, has been duly authorized by all necessary action on its part and neither the execution and delivery thereof, nor the consummation of the transactions contemplated thereby, nor compliance by it with any of the terms and provisions thereof (i) does or will require any approval or consent of any trustee or holders of any of its indebtedness or obligations, (ii) does or will contravene any Legal Requirement relating to its banking or trust powers, (iii) does or will contravene or result in any breach of or constitute any default under, or result in the creation of any Lien upon any of its property under, (A) its charter or by-laws, or (B) any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement or other agreement or instrument to which it is a party or by which it or its properties may be bound or affected, which contravention, breach, default or Lien under clause (B) would materially and adversely affect its ability, in its individual capacity or as the Owner Trustee, to perform its obligations under the Operative Agreements to which it is a party or (iv) does or will require any Governmental Action by any Governmental Authority regulating its banking or trust powers;

                (c) The Trust Agreement and, assuming the Trust Agreement is the legal, valid and binding obligation of the Holders, each other Operative Agreement to which the Trust Company or the Owner Trustee, as the case may be, is or will be a party have been, or on or before such Closing Date will be, duly executed and delivered by the Trust Company or the Owner Trustee, as the case may be, and the Trust Agreement and each such other Operative Agreement to which the Trust Company or the Owner Trustee, as the case may be, is a party constitutes, or upon execution and delivery will constitute, a legal, valid and binding obligation enforceable against the Trust Company or the Owner Trustee, as the case may be, in accordance with the terms thereof;

                (d) There is no action or proceeding pending or, to its knowledge, threatened to which it is or will be a party, either in its individual capacity or as the Owner Trustee, before any Governmental Authority that, if adversely determined, would materially and adversely affect its ability, in its individual capacity or as the Owner Trustee, to perform its obligations under the Operative Agreements to which it is a party or would question the validity or enforceability of any of the Operative Agreements to which it is or will become a party;

                (e) It, either in its individual capacity or as the Owner Trustee, has not assigned or transferred any of its right, title or interest in or under the Lease, the Agency Agreement or its interest in any Property or any portion thereof, except in accordance with the Operative Agreements;

                (f) No Default or Event of Default under the Operative Agreements attributable to it has occurred and is continuing;

                (g) Except as otherwise contemplated in the Operative Agreements, the proceeds of the Loans and Holder Advances shall not be applied by the Owner Trustee, either in its individual capacity or as the Owner Trustee, for any purpose other than the purchase and/or lease of the Properties, the acquisition, installation and testing of the Equipment, the construction of Improvements and the payment of amounts referenced in Sections 5.1(b), 7.1(a), 7.1(b) and 11.8 of this Agreement;

                (h) Neither the Owner Trustee nor any Person authorized by the Owner Trustee to act on its behalf has offered or sold any interest in the Trust Estate or the Notes, or in any similar security relating to a Property, or in any security the offering of which for the purposes of the Securities Act would be deemed to be part of the same offering as the offering of the aforementioned securities to, or solicited any offer to acquire any of the same from, any Person other than, in the case of the Notes, the Agent, and neither the Owner Trustee nor any Person authorized by the Owner Trustee to act on its behalf will take any action which would subject, as a direct result of such action alone, the issuance or sale of any interest in the Trust Estate or the Notes to the provisions of Section 5 of the Securities Act or require the qualification of any Operative Agreement under the Trust Indenture Act of 1939, as amended;

                (i) The Owner Trustee's principal place of business, chief executive office and office where the documents, accounts and records relating to the transactions contemplated by this Agreement and each other Operative Agreement are kept are located at 79 South Main Street, Salt Lake City, Utah 84111;

                (j) The Owner Trustee is not engaged principally in, and does not have as one of its important activities, the business of extending credit for the purpose of purchasing or carrying any margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System of the United States), and no part of the proceeds of the Loans or the Holder Advances will be used by it to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock or for any purpose that violates, or is inconsistent with, the provisions of Regulations T, U, or X of the Board of Governors of the Federal Reserve System of the United States;

                (k) The Owner Trustee is not an "investment company" or a company controlled by an "investment company" within the meaning of the Investment Company Act;

                (l) Each Property is free and clear of all Lessor Liens attributable to the Owner Trustee, either in its individual capacity or as the Owner Trustee; and

                (m) The Owner Trustee, in its trust capacity, is not a party to any documents, instruments or agreements other than the Operative Agreements executed by the Owner

        Trustee,in its trust capacity, and the Trust engages in no business or activities other than those expressly provided for in the Operative Agreements.

        6.2.    REPRESENTATIONS AND WARRANTIES OF THE CREDIT PARTIES.

        Effective as of the Initial Closing Date, the date of each Advance and each release of funds from the Escrow Account, and the date each Domestic Subsidiary delivers a Joinder Agreement, each Credit Party represents and warrants to each of the other parties hereto that:

                (a) The Incorporated Representations and Warranties are true and correct in all material respects (unless such relate solely to an earlier point in time) and the Lessee has delivered to the Agent the financial statements and other reports referred to in Section 7.8 of the Lessee Credit Agreement;

                (b) (i) Each of the Construction Agent and the Lessee is a corporation duly organized and validly existing and in good standing under the laws of the State of Washington and each Guarantor is a corporation, limited partnership or limited liability company, as the case may be, duly organized, validly existing and in good standing under the laws of the state of formation and each Credit Party has the power and authority to enter into and perform its obligations under the Operative Agreements to which it is a party and has the corporate or partnership power and authority to act as the Construction Agent, the Lessee or a Guarantor, as the case may be, and to enter into and perform the obligations under each of the other Operative Agreements to which it is a party or will be a party and each other agreement, instrument and document to be executed and delivered by it on or before such date in connection with or as contemplated by each such Operative Agreement to which it is a party or will be a party;

                        (ii) The execution and delivery by each Credit Party of
                this Agreement and the other applicable Operative Agreements as of such date and the performance by each Credit Party of its respective obligations under this Agreement and the other applicable Operative Agreements are within the corporate, partnership or limited liability company (as the case may be) powers of each Credit Party, have been duly authorized by all necessary corporate, partnership or limited liability company (as the case may be) action on the part of each Credit Party (including without limitation any necessary shareholder action), have been duly executed and delivered, have received all necessary governmental approval, and do not and will not (A) violate any Legal Requirement which is binding on any Credit Party or any of its Subsidiaries, (B) contravene or conflict with, or result in a breach of, any provision of the Articles of Incorporation, By-Laws, Partnership Agreement or other organizational documents of any Credit Party or any of its Subsidiaries or of any agreement, indenture, instrument or other document which is binding on any Credit Party or any of its Subsidiaries or (C) result in, or require, the creation or imposition of any Lien (other than pursuant to the terms of the Operative Agreements) on any asset of any Credit Party or any of its Subsidiaries;

                (c) This Agreement and the other applicable Operative Agreements, executed prior to and as of such date by any Credit Party, constitute the legal, valid and binding obligation of such Credit Party, as applicable, enforceable against such Credit Party, as applicable, in accordance with their terms. Each Credit Party has executed the various Operative Agreements required to be executed by such Credit Party as of such date;

                (d) Other than as set forth in Exhibit K attached hereto, there is no material action, suit or proceeding pending or, to its knowledge, threatened against any Credit Party in any court or before any Governmental Authority (nor has any order, judgment or decree been issued or proposed to be issued by any Governmental Authority) that (i) seeks to set aside, restrain, enjoin or prevent the full performance of any Operative Agreement or any transaction contemplated thereby, (ii) questions the validity or enforceability of any Operative Agreement to which any Credit Party is a party or the overall transaction described in the Operative Agreements to which any Credit Party is a party or
        (iii) has or could reasonably be expected to have a Material Adverse Effect;

                (e) No Governmental Action by any Governmental Authority or other authorization, registration, consent, approval, waiver, notice or other action by, to or of any other Person pursuant to any Legal Requirement, contract, indenture, instrument or agreement or for any other reason is required to authorize or is required in connection with
        (i) the execution, delivery or performance of any Operative Agreement by the Credit Parties that are parties thereto, (ii) the legality, validity, binding effect or enforceability of any Operative Agreement with respect to the Credit Parties that are parties thereto, (iii) the acquisition, ownership, construction, completion, occupancy, operation, leasing or subleasing of any Property by the Lessee, the Construction Agent or the Lessor or (iv) the Lessee's, the Construction Agent's or the Lessor's request, receipt or use of any Advance, in each case, except those which have been obtained and are in full force and effect or will be obtained in the ordinary course of development and construction of the Properties;

                (f) Upon the execution and delivery of each Lease Supplement to the Lease, (i) the Lessee will have unconditionally accepted the Property subject to the Lease Supplement and will have a valid and subsisting leasehold interest in such Property, subject only to the Permitted Liens, and (ii) no offset will exist with respect to any Rent or other sums payable under the Lease;

                (g) Except as otherwise contemplated by the Operative Agreements, neither the Construction Agent nor the Lessee shall use the proceeds of any Holder Advance or Loan with respect to any Property for any purpose other than the purchase and/or lease of such Property, the acquisition, installation and testing of the Equipment, the construction of Improvements in accordance with the Plans and Specifications for such Property and the payment of amounts referenced in Sections 7.1(a), 7.1(b) and 11.8 of this Agreement, in each case which accrue prior to the Rent Commencement Date with respect to such Property, and for the purposes described in, and subject to the conditions of, Section 5.1(b);

                (h) All information heretofore or contemporaneously herewith furnished by each Credit Party or its Subsidiaries to the Agent, the Owner Trustee, any Lender or any Holder for purposes of or in connection with this Agreement and the transactions contemplated hereby is, and all information hereafter furnished by or on behalf of each Credit Party or its Subsidiaries to the Agent, the Owner Trustee, any Lender or any Holder pursuant hereto or in connection herewith will be, true and accurate in every material respect on the date as of which such information is dated or certified, and such information, taken as a whole, does not and will not omit to state any material fact necessary to make such information, taken as a whole, not misleading;

                (i) The principal place of business, chief executive office and office of the Construction Agent and the Lessee where the documents, accounts and records relating to the transactions contemplated by this Agreement and each other Operative Agreement are kept are located at 1155 Valley Street, Suite 400, Seattle, Washington, 98109 and the states of formation and the chief executive offices of each other Credit Party are located at the places set forth in Exhibit L, or, in each case, subject to the requirements of Section 12.11, such other address or addresses as may be identified to the Agent pursuant to Section 8.3;

                (j) The representations and warranties of each Credit Party set forth in any of the Operative Agreements are true and correct in all material respects on and as of each such date as if made on and as of such date, except to the extent that any such representation and warranty expressly and solely relates to an earlier date, in which case such representation and warranty shall be correct as of such earlier date. Each Credit Party is in compliance in all material respects with its obligations under the Operative Agreements and there exists no Default or Event of Default under any of the Operative Agreements which is continuing and which has not been cured within any cure period expressly granted under the terms of the applicable Operative Agreement or otherwise waived in accordance with the applicable Operative Agreement. No Default or Event of Default will occur under any of the Operative Agreements as a result of, or after giving effect to, the Advance requested by the Requisition on the date of each Advance;

                (k) As of each Property Closing Date and the date of each subsequent Advance only, each Property then being financed consists of
        (i) unimproved Land or (ii) Land and existing Improvements thereon which Improvements are either suitable for occupancy at the time of acquisition or ground leasing or will be renovated and/or modified in accordance with the terms of this Agreement. Each Property then being financed is located at the location set forth on the applicable Requisition, each of which is in one of the Approved States;

                (l) As of each Property Closing Date and the date of each subsequent Advance only, the Lessor has good and marketable fee simple title to each Property, or, if any Property is the subject of a Ground Lease, the Lessor will have a valid ground leasehold interest enforceable against the ground lessor of such Property in accordance with the terms of such Ground Lease, subject only to (i) such Liens referenced in Sections 6.2(r)(i) and 6.2(r)(ii) on the applicable Property Closing Date and (ii) subject to

        Section 5.7, Permitted Liens after the applicable Property Closing Date;

                (m) As of each Property Closing Date and the date of each subsequent Advance only, no portion of any Property is located in an area identified as a special flood hazard area by the Federal Emergency Management Agency or other applicable agency, or if any such Property is located in an area identified as a special flood hazard area by the Federal Emergency Management Agency or other applicable agency, then flood insurance has been obtained for such Property in accordance with
        Section 14.2(b) of the Lease and in accordance with the National Flood Insurance Act of 1968, as amended;

                (n) As of each Property Closing Date and the date of each subsequent Advance only, each Property complies with all Insurance Requirements and all standards of Lessee with respect to similar properties owned by Lessee;

                (o) As of each Property Closing Date and the date of each subsequent Advance only, each Property complies with all Legal Requirements as of such date (including without limitation all zoning and land use laws and Environmental Laws), except to the extent that failure to comply therewith, individually or in the aggregate, shall not have and could not reasonably be expected to have a Material Adverse Effect;

                (p) As of each Property Closing Date and the date of each subsequent Advance only, all utility services and facilities necessary for the construction and operation of the Improvements and the installation and operation of the Equipment regarding each Property (including without limitation gas, electrical, water and sewage services and facilities) are available at the applicable Land or will be constructed prior to the Completion Date for such Property;

                (q) As of each Property Closing Date and the date of each subsequent Advance only, acquisition, installation and testing of the Equipment (if any) and construction of the Improvements (if any) to such date shall have been performed in a good and workmanlike manner, substantially in accordance with the applicable Plans and Specifications;

                (r) (i) The Security Documents create, as security for the Obligations (as such term is defined in the Security Agreement), valid and enforceable security interests in, and Liens on, all of the Collateral, in favor of the Agent, for the ratable benefit of the Secured Parties, as their respective interests appear in the Operative Agreements, and such security interests and Liens are subject to no other Liens other than Liens that are expressly set forth as title exceptions on the title commitment issued under Section 5.3(g) with respect to the applicable Property, to the extent such title commitment has been approved by the Agent and, with respect to dates after the Property Closing Date for such Property, Permitted Liens with respect to such Property. With respect to each Property, upon recordation of the Mortgage Instrument encumbering such Property in the real estate recording office in the applicable Approved State identified by the

                Construction Agent or the Lessee, the Lien created by the Mortgage Instrument in the real property described therein shall be a perfected first priority mortgage Lien on such real property (or, in the case of a Ground Lease, on the leasehold estate under such Ground Lease) in favor of the Agent, for the ratable benefit of the Secured Parties, as their respective interests appear in the Operative Agreements. To the extent that the security interests in the portion of the Collateral comprised of personal property can be perfected by filing in the filing offices in the applicable Approved States or elsewhere identified by the Construction Agent or the Lessee, upon filing of the Lender Financing Statements in such filing offices, the security interests created by the Security Agreement shall be perfected first priority security interests in such personal property in favor of the Agent, for the ratable benefit of the Secured Parties, as their respective interests appear in the Operative Agreements;

                        (ii) The Lease Agreement creates, as security for the
                obligations of the Lessee under the Lease Agreement, valid and enforceable security interests in, and Liens on, each Property leased thereunder, in favor of the Lessor, and such security interests and Liens are subject to no other Liens other than Liens that are expressly set forth as title exceptions on the title commitment issued under Section 5.3(g) with respect to the applicable Property, to the extent such title commitment has been approved by the Agent. Upon recordation of the memorandum of the Lease Agreement and the memorandum of a Ground Lease (or, in either case, a short form lease) in the real estate recording office in the applicable Approved State identified by the Construction Agent or the Lessee, the Lien created by the Lease Agreement in the real property described therein shall be a perfected first priority mortgage Lien on such real property (or, in the case of a Ground Lease, the leasehold estate under such Ground Lease) in favor of the Agent, for the ratable benefit of the Secured Parties, as their respective interests appear in the Operative Agreements. To the extent that the security interests in the portion of any Property comprised of personal property can be perfected by the filing in the filing offices in the applicable Approved State or elsewhere identified by the Construction Agent or the Lessee upon filing of the Lessor Financing Statements in such filing offices, a security interest created by the Lease Agreement shall be perfected first priority security interests in such personal property in favor of the Lessor, which rights pursuant to the Lessor Financing Statements are assigned to the Agent, for the ratable benefit of the Secured Parties, as their respective interests appear in the Operative Agreements;

                (s) The Plans and Specifications for each Property will be prepared prior to the commencement of construction in accordance with all applicable Legal Requirements (including without limitation all applicable Environmental Laws and building, planning, zoning and fire codes), except to the extent the failure to comply therewith, individually or in the aggregate, shall not have and could not reasonably be expected to have a Material Adverse Effect. Upon completion of the Improvements for each Property in accordance with the applicable Plans and Specifications, such Improvements will be within any building restriction lines and will not encroach in any manner onto any adjoining land (except as permitted by express written easements, which have been approved by the Agent); and

                (t) As of the Rent Commencement Date only, each Property shall be improved in a good and workmanlike manner (and, with respect to a Property constructed by the Construction Agent, substantially in accordance with the applicable Plans and Specifications) and shall be operational.


                              SECTION 6B. GUARANTY

        6B.1.   GUARANTY OF PAYMENT AND PERFORMANCE.

        Subject to Section 6B.7, each Guarantor hereby, jointly and severally, unconditionally guarantees to each Financing Party the prompt payment and performance of the Company Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise) or when such is otherwise to be performed; provided, notwithstanding the foregoing, the obligations of the Guarantors under this Section 6B shall not constitute a direct guaranty of the indebtedness of the Lessor evidenced by the Notes but rather a guaranty of the Company Obligations arising under the Operative Agreements. This Section 6B is a guaranty of payment and performance and not of collection and is a continuing guaranty and shall apply to all Company Obligations whenever arising. All rights granted to the Financing Parties under this Section 6B shall be subject to the provisions of Section 8.2(h) and 8.6.

        6B.2.   OBLIGATIONS UNCONDITIONAL.

        Each Guarantor agrees that the obligations of the Guarantors hereunder are absolute and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of any of the Operative Agreements, or any other agreement or instrument referred to therein, or any substitution, release or exchange of any other guarantee of or security for any of the Company Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety, guarantor or co-obligor, it being the intent of this Section 6B.2 that the obligations of the Guarantors hereunder shall be absolute and unconditional under any and all circumstances. Each Guarantor agrees that this Section 6B may be enforced by the Financing Parties without the necessity at any time of resorting to or exhausting any other security or collateral and without the necessity at any time of having recourse to the Notes, the Certificates or any other of the Operative Agreements or any collateral, if any, hereafter securing the Company Obligations or otherwise and each Guarantor hereby waives the right to require the Financing Parties to proceed against the Construction Agent, the Lessee or any other Person (including without limitation a co-guarantor) or to require the Financing Parties to pursue any other remedy or enforce any other right. Each Guarantor further agrees that it hereby waives any and all right of subrogation, indemnity, reimbursement or contribution against the Lessee and the Construction Agent or any other Guarantor of the Company Obligations for amounts paid under this Section 6B until such time as the Loans, Holder Advances, accrued but unpaid interest, accrued but unpaid Holder Yield and all other amounts owing under the Operative Agreements have been paid in full. Without limiting the generality of the waiver provisions of this Section 6B, each Guarantor hereby waives any rights to require the Financing Parties to proceed against the Construction Agent, the Lessee or any co-guarantor or to require Lessor to pursue any other remedy or enforce any other right. Each Guarantor further agrees that nothing contained herein shall prevent the Financing Parties from suing on any Operative Agreement or foreclosing any security interest in or Lien on any collateral, if any, securing the Company Obligations or from exercising any other rights available to it under any Operative Agreement, or any other instrument of security, if any, and the exercise of any of the aforesaid rights and the completion of any foreclosure proceedings shall not constitute a discharge of any Guarantor's obligations hereunder; it being the purpose and intent of each Guarantor that its obligations hereunder shall be absolute, independent and unconditional under any and all circumstances; provided that any amounts due under this Section 6B which are paid to or for the benefit of any Financing Party shall reduce the Company Obligations by a corresponding amount (unless required to be rescinded at a later date). Neither any Guarantor's obligations under this Section 6B nor any remedy for the enforcement thereof shall be impaired, modified, changed or released in any manner whatsoever by an impairment, modification, change, release or limitation of the liability of the Construction Agent or the Lessee or by reason of the bankruptcy or insolvency of the Construction Agent or the Lessee. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Company Obligations and notice of or proof of reliance by any Financing Party upon this Section 6B or acceptance of this Section 6B. The Company Obligations shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Section 6B. All dealings between the Construction Agent, the Lessee and any of the Guarantors, on the one hand, and the Financing Parties, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Section 6B.

        6B.3.   MODIFICATIONS.

        Each Guarantor agrees that (a) all or any part of the security now or hereafter held for the Company Obligations, if any, may be exchanged, compromised or surrendered from time to time; (b) no Financing Party shall have any obligation to protect, perfect, secure or insure any such security interests, liens or encumbrances now or hereafter held, if any, for the Company Obligations or the properties subject thereto; (c) the time or place of payment of the Company Obligations may be changed or extended, in whole or in part, to a time certain or otherwise, and may be renewed or accelerated, in whole or in part; (d) the Construction Agent, the Lessee and any other party liable for payment under the Operative Agreements may be granted indulgences generally; (e) any of the provisions of the Notes, the Certificates or any of the other Operative Agreements may be modified, amended or waived; (f) any party (including any co-guarantor) liable for the payment thereof may be granted indulgences or be released; and (g) any deposit balance for the credit of the Construction Agent, the Lessee or any other party liable for the payment of the Company Obligations or liable upon any security therefor may be released, in whole or in part, at, before or after the stated, extended or accelerated maturity of the Company Obligations, all without notice to or further assent by such Guarantor, which shall remain bound thereon, notwithstanding any such exchange, compromise, surrender, extension, renewal, acceleration, modification, indulgence or release.

        6B.4.   WAIVER OF RIGHTS.

        Each Guarantor expressly waives to the fullest extent permitted by applicable law: (a) notice of acceptance of this Section 6B by any Financing Party and of all extensions of credit or other Advances to the Construction Agent and the Lessee by the Lenders pursuant to the terms of the Operative Agreements; (b) presentment and, other than as required under SECTION 17.1 OF THE LEASE, demand for payment or performance of any of the Company Obligations;
(c) protest and notice of dishonor or, other than as required under SECTION 17.1 OF THE LEASE, of default with respect to the Company Obligations or with respect to any security therefor; (d) notice of any Financing Party obtaining, amending, substituting for, releasing, waiving or modifying any security interest, lien or encumbrance, if any, hereafter securing the Company Obligations, or any Financing Party's subordinating, compromising, discharging or releasing such security interests, liens or encumbrances, if any; and (e) all other notices to which such Guarantor might otherwise be entitled, other than those required under SECTION 17.1 OF THE LEASE,. Notwithstanding anything to the contrary herein, each Guarantor's payments hereunder shall be due five (5) Business Days after written demand by the Agent for such payment (unless the Company Obligations are automatically accelerated pursuant to the applicable provisions of the Operative Agreements in which case the Guarantors' payments shall be automatically due).

        6B.5.   REINSTATEMENT.

        The obligations of the Guarantors under this Section 6B shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Person in respect of the Company Obligations is rescinded or must be otherwise restored by any holder of any of the Company Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and each Guarantor agrees that it will indemnify each Financing Party on demand for all reasonable costs and expenses (including, without limitation, reasonable fees of counsel) incurred by any Financing Party in connection with such rescission or restoration, including without limitation any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

        6B.6.   REMEDIES.

        The Guarantors agree that, as between the Guarantors, on the one hand, and each Financing Party, on the other hand, the Company Obligations may be declared to be forthwith due and payable as provided in the applicable provisions of the Operative Agreements (and shall be deemed to have become automatically due and payable in the circumstances provided therein) notwithstanding any stay, injunction or other prohibition preventing such declaration (or preventing such Company Obligations from becoming automatically due and payable) as against any other Person and that, in the event of such declaration (or such Company Obligations being deemed to have become automatically due and payable), such Company Obligations (whether or not due and payable by any other Person) shall forthwith become due and payable by the Guarantors in accordance with the applicable provisions of the Operative Agreements.

        6B.7.   LIMITATION OF GUARANTY.

                (a) Notwithstanding any provision to the contrary contained herein or in any of the other Operative Agreements, and without affecting the obligations of all other Guarantors, the recourse of the Financing Parties against Shurgard Institutional Fund LP II (the "Specified Guarantor") as a Guarantor under this Agreement or any other Operative Agreement shall be limited to the assets of the Specified Guarantor. Neither the general partner(s) of the Specified Guarantor, nor the general partner(s) of such general partners, shall be liable for the Specified Guarantor's obligations under this Agreement or any other Operative Agreement. Without limiting the foregoing, neither Shurgard Partner LP II nor any of its general partner(s) shall be liable for the Specified Guarantor's obligations under this Agreement or any other Operative Agreement.

                (b) Notwithstanding any provision to the contrary contained herein or in any of the other Operative Agreements, to the extent the obligations of any Guarantor shall be adjudicated to be invalid or unenforceable for any reason (including without limitation because of any applicable state or federal law relating to fraudulent conveyances or transfers) then the obligations of such Guarantor hereunder shall be limited to the maximum amount that is permissible under applicable law (whether federal or state and including without limitation the Bankruptcy Code).

                (c) Subject to Section 6B.5, upon the satisfaction of the Company Obligations in full, regardless of the source of payment, the Guarantors' obligations hereunder shall be deemed satisfied, discharged and terminated, other than indemnifications set forth herein and in the other Operative Agreements that expressly survive.

        6B.8.   PAYMENT OF AMOUNTS TO THE AGENT.

        Each Financing Party hereby instructs each Guarantor, and each Guarantor hereby acknowledges and agrees, that until such time as the Loans and the Holder Advances are paid in full and the Liens evidenced by the Security Agreement and the Mortgage Instruments have been released any and all Rent (excluding Excepted Payments which shall be payable to each Holder or other Person as appropriate) and any and all other amounts of any kind or type under any of the Operative Agreements due and owing or payable to any Person shall instead be paid directly to the Agent (excluding Excepted Payments which shall be payable to each Holder or other Person as appropriate) or as the Agent may direct from time to time for allocation and distribution in accordance with the procedures set forth in
Section 8.7 hereof.

        6B.9.   RELEASE OF GUARANTORS.

        Each Financing Party hereby agrees that (a) the Agent shall be permitted to release any Guarantor from its guaranty obligations under this Section 6B without the consent of any other Financing Party if the release is granted in connection with a disposition by the applicable Credit Party of all the shares of stock or partnership or other equity interest in such Guarantor and such disposition is permitted pursuant to the applicable provisions of the Operative Agreements and the Lessee Credit Agreement and (b) the Agent shall be permitted to release any Guarantor from its guaranty obligations under this Section 6B.9 without the consent of any other Financing Party if the release is requested by the Lessee in connection with a dissolution of such Guarantor, subject to the Lessee providing to the Agent written representations to the effect that such Guarantor has no business operations and no assets.


                     SECTION 7. PAYMENT OF CERTAIN EXPENSES.

        7.1.    TRANSACTION EXPENSES.

                (a) The Lessor agrees on the Initial Closing Date, to pay, or cause to be paid, all Transaction Expenses arising from the Initial Closing Date, including without limitation all reasonable fees, expenses and disbursements of the various legal counsels for the Lessor and the Agent in connection with the transactions contemplated by the Operative Agreements and incurred in connection with such Initial Closing Date, the initial fees and expenses of the Owner Trustee due and payable on such Initial Closing Date, all fees, taxes and expenses for the recording, registration and filing of documents and all other reasonable fees, expenses and disbursements incurred in connection with such Initial Closing Date; provided, however, the Lessor shall pay such amounts described in this Section 7.1(a) only if funds are made available by the Lenders and the Holders in an amount sufficient to allow such payment and without regard to whether such amounts are referenced in any Requisition. On the Initial Closing Date after satisfaction of the conditions precedent for such date (excluding the requirement that a Requisition be delivered), the Holders shall make Holder Advances and the Lenders shall make Loans to the Lessor to pay for the Transaction Expenses, fees, expenses and other disbursements referenced in this Section 7.1(a).

                (b) Assuming no Default or Event of Default shall have occurred and be continuing, the Lessor agrees (i) on the applicable Property Closing Date, (ii) on the date of any Construction Advance for such Property, (iii) on the Completion Date for such Property and (iv) on the date of any Post-Completion Construction Advance for such Property, to pay, or cause to be paid, to the extent related to such Property, all Transaction Expenses including without limitation all reasonable fees, expenses and disbursements of the various legal counsels for the Lessor and the Agent in connection with the transactions contemplated by the Operative Agreements and billed in connection with such Advance or such Completion Date, all amounts described in Section 7.1(a) of this Agreement which have not been previously paid, all fees, expenses and disbursements incurred with respect to the various items referenced in Sections 5.3, 5.4 and/or 5.5 (including without limitation any premiums for title insurance policies and charges for any updates to such policies) and all other reasonable fees, expenses and disbursements in connection with such Advance or such Completion Date including without limitation all expenses relating to and all fees, taxes and expenses for the recording, registration and filing of documents and during the Construction Period, all fees, expenses and costs referenced in Sections 7.3(a), 7.3(b), 7.3(d) and 7.4; provided, however, the Lessor shall pay such amounts described in this Section 7.1(b) only if funds are made available by the Lenders and the Holders in an amount sufficient to allow such payment and without regard to whether such amounts are referenced in any Requisition. On each Property Closing Date, on the date of any Construction Advance, on any Completion Date, and on the date of any Post-Completion Construction Advance, after satisfaction of the conditions precedent for such date (excluding the requirement that a Requisition be delivered), the Holders shall make a Holder Advance and the Lenders shall make Loans to the Lessor to pay for the Transaction Expenses, fees, expenses and other disbursements referenced in this
        Section 7.1(b).

        7.2.    [INTENTIONALLY OMITTED].

        7.3.    CERTAIN FEES AND EXPENSES.

        The Lessee agrees to pay or cause to be paid (a) the initial and annual Owner Trustee's fee and all reasonable out-of-pocket expenses of the Owner Trustee and any co-trustees (including without limitation reasonable counsel fees and expenses) or any successor owner trustee and/or co-trustee, for acting as the owner trustee under the Trust Agreement, (b) all reasonable costs and out-of-pocket expenses incurred by the Agent, the Lenders, the Holders or the Lessor in entering into any Lease Supplement and any future amendments, modifications, supplements, restatements and/or replacements with respect to any of the Operative Agreements, whether or not such Lease Supplement, amendments, modifications, supplements, restatements and/or replacements are ultimately entered into, or giving or withholding of waivers of consents hereto or thereto, which have been requested by any Credit Party, the Agent, the Lenders, the Holders or the Lessor, (c) all reasonable costs and out-of-pocket expenses incurred by the Credit Parties, the Agent, the Lenders, the Holders or the Lessor in connection with any exercise of remedies under any Operative Agreement or any purchase of any Property by the Construction Agent, the Lessee or any third party and (d) all reasonable costs and out-of-pocket expenses incurred by the Agent, the Lenders, the Holders or the Lessor in connection with any transfer or conveyance of any Property, whether or not such transfer or conveyance is ultimately accomplished.

        7.4.    UNUSED FEES.

        The Lessee agrees to pay all Unused Fees to the Lenders and the Holders as and when the same become due and payable under the terms of Section 2.8 of the Lessee Credit Agreement.

        7.5.    ADMINISTRATIVE FEE.

        The Lessee shall pay or cause to be paid an administrative fee to the Agent (for its individual account) on the terms and conditions set forth in the engagement letter dated November 28, 2000 addressed to Lessee from Bank of America, N.A. and Banc of America Securities LLC.

                   SECTION 8. OTHER COVENANTS AND AGREEMENTS.

        8.1.    COOPERATION WITH THE CONSTRUCTION AGENT OR THE LESSEE.

        The Holders, the Lenders, the Lessor (at the direction of the Majority Secured Parties) and the Agent shall, at the expense of and to the extent reasonably requested by the Construction Agent or the Lessee (but without assuming additional liabilities on account thereof and only to the extent such is acceptable to the Holders, the Lenders, the Lessor (at the direction of the Majority Secured Parties) and the Agent in their reasonable discretion), cooperate with the Construction Agent or the Lessee in connection with the Construction Agent or the Lessee satisfying its covenant obligations contained in the Operative Agreements including without limitation at any time and from time to time, promptly and duly executing and delivering any and all such further instruments, documents and financing statements (and continuation statements related thereto).

        8.2.    COVENANTS OF THE OWNER TRUSTEE AND THE HOLDERS.

        Each of the Owner Trustee and the Holders hereby agrees that so long as this Agreement is in effect:

                (a) Neither the Owner Trustee (in its trust capacity or in its individual capacity) nor any Holder will create or permit to exist at any time, and each of them will, at its own cost and expense, promptly take such action as may be necessary duly to discharge, or to cause to be discharged, all Lessor Liens on the Properties attributable to it; provided, however, that the Owner Trustee and the Holders shall not be required to so discharge any such Lessor Lien while the same is being contested in good faith by appropriate proceedings diligently prosecuted so long as such proceedings shall not materially and adversely affect the rights of the Lessee under the Lease and the other Operative Agreements or involve any material danger of impairment of the Liens of the Security Documents or of the sale, forfeiture or loss of, and shall not interfere with the use or disposition of, any Property or title thereto or any interest therein or the payment of Rent;

                (b) Without prejudice to any right under the Trust Agreement of the Owner Trustee to resign (subject to the requirement set forth in the Trust Agreement that such resignation shall not be effective until a successor shall have agreed to accept such appointment), or the Holders' rights under the Trust Agreement to remove the institution acting as the Owner Trustee (after consent to such removal by the Agent as provided in the Trust Agreement), each of the Owner Trustee and the Holders hereby agrees with the Lessee and the Agent (i) not to terminate or revoke the trust created by the Trust Agreement except as permitted by Article VIII of the Trust Agreement, (ii) not to amend, supplement, terminate or revoke or otherwise modify any provision of the Trust Agreement in such a manner as to adversely affect the rights of any such party without the prior written consent of such party and (iii) to comply with all of the terms of the Trust Agreement, the nonperformance of which would adversely affect such party;

                (c) The Owner Trustee or any successor may resign or be removed by the Holders as the Owner Trustee, a successor Owner Trustee may be appointed and a corporation may become the Owner Trustee under the Trust Agreement, only in accordance with the provisions of Article IX of the Trust Agreement and, with respect to such appointment, with the consent of the Lessee (so long as there shall be no Lease Event of Default that shall have occurred and be continuing), which consent shall not be unreasonably withheld or delayed;

                (d) The Owner Trustee, in its capacity as the Owner Trustee under the Trust Agreement, and not in its individual capacity, shall not contract for, create, incur or assume any Indebtedness, or enter into any business or other activity or enter into any contracts or agreements, other than pursuant to or under the Operative Agreements;

                (e) The Holders will not instruct the Owner Trustee to, and the Owner trustee shall not, take any action in violation of the terms of any Operative Agreement;

                (f) Neither any Holder nor the Owner Trustee shall (i) commence any case, proceeding or other action with respect to the Owner Trustee under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, arrangement, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (ii) seek appointment of a receiver, trustee, custodian or other similar official with respect to the Owner Trustee or for all or any substantial benefit of the creditors of the Owner Trustee; and neither any Holder nor the Owner Trustee shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in this paragraph;

                (g) The Owner Trustee shall give prompt notice to the Lessee, the Holders and the Agent if the Owner Trustee's principal place of business or chief executive office, or the office where the records concerning the accounts or contract rights relating to any Property are kept, shall cease to be located at 79 South Main Street, Salt Lake City, Utah 84111, or if it shall change its name; and

                (h) The Owner Trustee shall take or refrain from taking such actions and grant or refrain from granting such approvals with respect to the Operative Agreements and/or relating to any Property in each case as directed in writing by the Agent (with the Agent to be directed by the Majority Lenders until such time as the Loans are paid in full, and then by the Majority Holders) or, in connection with Sections 8.5 and
        9.2 hereof, the Lessee; provided, however, that notwithstanding the foregoing provisions of this subparagraph (h) the Owner Trustee, the Agent, the Lenders and the Holders each acknowledge, covenant and agree that neither the Owner Trustee nor the Agent shall act or refrain from acting, regarding each Unanimous Vote Matter, until such party has received the approval of each Lender and each Holder affected by such matter.

                (i) In its capacity as the Borrower under the Credit Agreement, the Owner Trustee shall perform all of its obligations under the Credit Agreement, cause all of the representations and warranties of the Borrower made in the Credit Agreement to be correct at all pertinent times, and not cause or permit a Default or Event of Default to exist under the Credit Agreement (other than, in each case, to the extent such performance is prevented by, or such Default or Event of Default is caused by, the action or inaction of a Credit Party).

        8.3.    CREDIT PARTY COVENANTS, CONSENT AND ACKNOWLEDGMENT.

                (a) Each Credit Party acknowledges and agrees that the Owner Trustee, pursuant to the terms and conditions of the Security Agreement and the Mortgage Instruments, shall create Liens respecting the various personal property, fixtures and real property described therein in favor of the Agent. Each Credit Party hereby irrevocably consents to the creation, perfection and maintenance of such Liens. Each Credit Party shall, to the extent reasonably requested by any of the other parties hereto, cooperate with the other parties in connection with their covenants herein or in the other Operative Agreements and shall from time to time duly execute and deliver any and all such future instruments, documents and financing statements (and continuation statements related thereto) as any other party hereto may reasonably request.

                (b) The Lessor hereby instructs each Credit Party, and each Credit Party hereby acknowledges and agrees, that until such time as the Loans and the Holder Advances are paid in full and the Liens evidenced by the Security Agreement and the Mortgage Instruments have been released (i) any and all Rent and any and all other amounts of any kind or type under any of the Operative Agreements due and owing or payable to any Person (other than Excepted Payments) shall instead be paid directly to the Agent (on behalf of the Person entitled thereto) or as the Agent may direct from time to time for allocation and distribution in accordance with the procedures set forth in Section 8.7 hereof, (ii) all rights of the Lessor under the Lease shall be exercised by the Agent and (iii) each Credit Party shall cause all notices, certificates, financial statements, communications and other information which are delivered, or are required to be delivered, to the Lessor, to also be delivered at the same time to the Agent.

                (c) No Credit Party shall consent to or permit any amendment, supplement or other modification of the terms or provisions of any Operative Agreement except in accordance with Section 12.4 of this Agreement.

                (d) Each Credit Party hereby covenants and agrees that, except for amounts payable as Basic Rent, any and all payment obligations owing from time to time under the Operative Agreements by any Person to the Agent, any Lender, any Holder or any other Person shall (without further action) be deemed to be Supplemental Rent obligations payable by the Lessee and guaranteed by the other Credit Parties. Without limitation, such obligations of the Credit Parties shall include the Supplemental Rent obligations pursuant to Section 3.3 of the Lease, arrangement fees, administrative fees, participation fees, commitment fees, Unused Fees, prepayment penalties, breakage costs, indemnities, trustee fees and transaction expenses incurred by the parties hereto in connection with the transactions contemplated by the Operative Agreements.

                (e) The Lessee hereby covenants and agrees to cause an Appraisal or reappraisal (in form and substance satisfactory to the Agent and from an appraiser selected by the Agent) to be issued, at the Lessee's sole expense, respecting any Property as requested by the Agent from time to time (i) at each and every time as such shall be required to satisfy any Legal Requirements imposed on the Agent, the Lessor, the Trust Company, any Lender and/or any Holder and (ii) after the occurrence and during the continuation of an Event of Default.

                (f) [intentionally omitted].

                (g) At any time the Lessor or the Agent is entitled under the Operative Agreements to possession of a Property or any component thereof, each of the Construction Agent and the Lessee hereby covenants and agrees, at its own cost and expense, to assemble and make the same available to the Agent (on behalf of the Lessor).

                (h) The Lessee hereby covenants and agrees that on or before the date that is six months after the Initial Closing Date, the Trust shall own one or more Properties (i) for which Completion has occurred and
        (ii) which have an aggregate Property Cost (exclusive of the Initial Holder Advance) that equals or exceeds $10,000,000.

                (i) The Lessee hereby covenants and agrees that as of the date of the final Post-Completion Construction Advance for each individual
        Property: (i) the Property Cost for such Property shall not exceed $12,500,000 and (ii) such Property shall be a Permitted Facility.

                (j) The Lessee hereby covenants and agrees that (i) it shall give prompt notice to the Agent if the Lessee's principal place of business or chief executive office, or the office where the records concerning the accounts or contract rights relating to any Property are kept, shall cease to be located at 1155 Valley Street, Suite 400, Seattle, Washington, 98109, and (ii) if it shall change its name, or if the chief executive office of any Credit Party shall change from that identified on Exhibit J attached hereto, each such change shall be subject to Section 12.11.

                (k) Unless the Agent otherwise agrees in writing, the Lessee hereby covenants and agrees that the aggregate Property Cost of Non-Integral Equipment purchased for any reason by the Lessee prior to the Expiration Date shall not exceed ten percent (10%) of the aggregate Property Cost for all Properties funded hereunder.

                (l) Until all the obligations of the Credit Parties under the Operative Agreements have been finally and indefeasibly paid and satisfied in full and the Commitments and the Holder Commitments terminated, then unless consent has been obtained from the Majority Secured Parties, the Lessee will furnish or cause to be furnished to the Agent, for the benefit of each Holder and each Lender at its address, set forth or referenced in Section 12.2 of this Agreement, or such other office as may be designated by the Agent from time to time, not later than 11:00 a.m. on the 11th day of each calendar month, a certificate (a "Monthly NOI Certificate") duly signed by the chief executive officer, chief operating officer, chief financial officer, treasurer or controller of the Lessee substantially in the form of Exhibit M attached hereto setting forth the NOI for each Property for which the Completion Date has occurred and the aggregate NOI for all Properties for the calendar month ending immediately prior to such delivery date; provided that no Monthly NOI Certificate will be required for any individual Property until the next delivery date following the 90th day after the Completion Date for such Property, on which delivery date a Monthly NOI Certificate for such Property for each of the immediately preceding three calendar months shall be delivered to the Agent by the Lessee.

                (m) [intentionally omitted].

                (n) Each Credit Party hereby covenants and agrees to cause each Subsidiary of such Credit Party that becomes a Guarantor under the Lessee Credit Agreement after the Initial Closing Date pursuant to
        Section 7.19 thereof, to execute a Joinder Agreement and to observe the terms of Sections 5.8(a)-(d) of this Agreement, all within thirty (30) days of the joinder of such Subsidiary as a Guarantor under the Lessee Credit Agreement.

                (o) Each Credit Party shall promptly notify the Agent, or cause the Agent to be promptly notified, upon such Credit Party gaining knowledge of the occurrence of any Default or Event of Default which is continuing at such time. In any event, such notice shall be provided to the Agent within ten (10) days of when such Credit Party gains such knowledge.

                (p) Until all of the obligations under the Operative Agreements have been finally and indefeasibly paid and satisfied in full and the Commitments and the Holder Commitments terminated unless consent has been obtained from the Majority Secured Parties, each Credit Party will:

                        (i) except as permitted by the express provisions of the
                Lessee Credit Agreement, preserve and maintain its separate legal existence and all rights, franchises, licenses and privileges necessary to the conduct of its business, and qualify and remain qualified as a foreign corporation (or partnership, limited liability company or other such similar entity, as the case may be) and authorized to do business in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect;

                        (ii) pay and perform all obligations of the Credit
                Parties under the Operative Agreements and pay and perform (A) all taxes, assessments and other governmental charges that may be levied or assessed upon it or any of its property, and (B) all other indebtedness, obligations and liabilities in accordance with customary trade practices, which if not paid would have a Material Adverse Effect; provided that any Credit Party may contest any item described in this Section 8.3(p)(ii) in good faith so long as adequate reserves are maintained with respect thereto in accordance with GAAP;

                        (iii) to the extent failure to do so would have a
                Material Adverse Effect, observe and remain in compliance with all applicable Laws and maintain in full force and effect all Governmental Actions, in each case applicable to the conduct of its business; keep in full force and effect all licenses, certifications or accreditations necessary for any Property to carry on its business; and not permit the termination of any insurance reimbursement program available to any Property; and

                        (iv) provided that the Agent, the Lenders and the
                Holders use reasonable efforts to minimize disruption to the business of the Credit Parties permit representatives of the Agent or any Lender or Holder, from time to time, to visit and inspect its properties; inspect, audit and make extracts from its books, records and files, including without limitation management letters prepared by independent accountants; and discuss with its principal officers, and its independent accountants, its business, assets, liabilities, financial condition, results of operations and business prospects.

                (q) Lessee shall perform any and all obligations of Lessor under, and cause Lessor to otherwise remain in full compliance with, the terms and provisions of each Ground Lease, if any.

                (r) [intentionally omitted].

                (s) The Lessee shall deliver to the Agent a copy of the final certificate of occupancy for each Property within 180 days of the Completion Date for such Property.

                (t) The Lessee shall submit the interest rate/holder yield selection notice in the form set forth in Exhibit N as required from time to time pursuant to the Credit Agreement and the Trust Agreement.

        8.4.    SHARING OF CERTAIN PAYMENTS.

        Except for Excepted Payments, the parties hereto acknowledge and agree that all payments due and owing by any Credit Party to the Lessor under the Lease or any of the other Operative Agreements shall be made by such Credit Party directly to the Agent as more particularly provided in Section 8.3 hereof. The Lessor, the Holders, the Agent, the Lenders and the Credit Parties acknowledge the terms of Section 8.7 of this Agreement regarding the allocation of payments and other amounts made or received from time to time under the Operative Agreements and agree, that all such payments and amounts are to be allocated as provided in Section 8.7 of this Agreement.

        8.5.    GRANT OF EASEMENTS, ETC.

        The Agent, the Lenders and the Holders hereby agree that, so long as no Event of Default shall have occurred and be continuing, the Owner Trustee shall, from time to time at the request of the Lessee (and with the prior consent of the Agent, which consent shall not be unreasonably withheld or delayed), in connection with the transactions contemplated by the Agency Agreement, the Lease or the other Operative Agreements, (i) grant easements and other rights in the nature of easements with respect to any Property, (ii) release existing easements or other rights in the nature of easements which are for the benefit of any Property, (iii) execute and deliver to any Person any instrument appropriate to confirm or effect such grants or releases, and (iv) execute and deliver to any Person such other documents or materials in connection with the acquisition, development, construction, testing or operation of any Property, including without limitation reciprocal easement agreements, construction contracts, operating agreements, development agreements, plats, replats or subdivision documents; provided, that each of the agreements referred to in this Section 8.5 shall be of the type normally executed by the Lessee in the ordinary course of the Lessee's business and shall be on commercially reasonable terms so as not to diminish the value of any Property in any material respect.

        8.6. APPOINTMENT BY THE AGENT, THE LENDERS, THE HOLDERS AND THE OWNER TRUSTEE.

        The Holders hereby appoint the Agent to act as collateral agent for the Holders in connection with the Lien granted by the Security Documents to secure the Holder Amount. The Lenders and the Holders acknowledge and agree and direct that the rights and remedies of the beneficiaries of the Lien of the Security Documents shall be exercised by the Agent on behalf of the Lenders and the Holders as directed from time to time by the Majority Secured Parties or, pursuant to Sections 8.2(h) and 12.4, all of the Lenders and the Holders, as the case may be; provided, in all cases, the Agent shall allocate payments and other amounts received in accordance with Section 8.7. The Agent is further appointed to provide notices under the Operative Agreements on behalf of the Owner Trustee (as determined by the Agent, in its reasonable discretion), to receive notices under the Operative Agreements on behalf of the Owner Trustee and (subject to Sections 8.5 and 9.2) to take such other action under the Operative Agreements on behalf of the Owner Trustee as the Agent shall determine in its reasonable discretion from time to time. The Agent hereby accepts such appointments. For purposes hereof, the provisions of Section 7 of the Credit Agreement, together with such other terms and provisions of the Credit Agreement and the other Operative Agreements as required for the full interpretation and operation of
Section 7 of the Credit Agreement are hereby incorporated by reference as if restated herein for the mutual benefit of the Agent and each Holder as if each Holder were a Lender thereunder. Outstanding Holder Advances and outstanding Loans shall each be taken into account for purposes of determining Majority Secured Parties. Further, the Agent shall be entitled to take such action on behalf of the Owner Trustee as is delegated to the Agent under any Operative Agreement (whether express or implied) as may be reasonably incidental thereto. The parties hereto hereby agree to the provisions contained in this Section 8.6. Any appointment of a successor agent under Section 7.9 of the Credit Agreement shall also be effective as an appointment of a successor agent for purposes of this Section 8.6.

        8.7.    COLLECTION AND ALLOCATION OF PAYMENTS AND OTHER AMOUNTS.

                (a) Each Credit Party has agreed pursuant to Section 5.9 and otherwise in accordance with the terms of this Agreement to pay to (i) the Agent any and all Rent and any and all other amounts of any kind or type under any of the Operative Agreements due and owing or payable to any Person and (ii) each Person as appropriate the Excepted

        Payments. Payment by a Credit Party pursuant to clause (i) of the preceding sentence to Agent of an amount owing to another Person shall, as between such Credit Party and such Person, constitute payment to such Person. Promptly after receipt, the Agent shall apply and allocate, in accordance with the terms of this Section 8.7, such amounts received from any Credit Party and all other payments, receipts and other consideration of any kind whatsoever received by the Agent pursuant to the Security Agreement or otherwise received by the Agent, the Holders or any of the Lenders in connection with the Collateral, the Security Documents or any of the other Operative Agreements. Ratable distributions among the Lenders and the Holders under this Section 8.7 shall be made based on (in the case of the Lenders) the ratio of the outstanding Loans to the aggregate Property Cost and (in the case of the Holders) the ratio of the outstanding Holder Advances to the aggregate Property Cost. Ratable distributions among the Lenders (in situations where the Tranche A Lenders are not differentiated from the Tranche B Lenders) shall be made based on the ratio of the individual Lender's Loans outstanding to the aggregate of all the Lenders' Loans outstanding; provided, to the extent there are no Loans outstanding, such distributions shall be made based on the ratio of the individual Lender's Commitment to the aggregate of all the Lenders' Commitments. Ratable distributions among the Holders under this Section 8.7 shall be based on the ratio of the individual Holder's Holder Advances outstanding to the aggregate of all the Holders' Holder Advances outstanding; provided, to the extent there are not Holder Advances outstanding, such distributions shall be made based on the ratio of the individual Holder's Holder Commitment to the aggregate of all the Holders' Holder Commitments.

                (b) Payments and other amounts received by the Agent from time to time in accordance with the terms of subparagraph (a) shall be applied and allocated as follows (subject in all cases to Section 8.7(c)):

                        (i) Any such payment or amount identified as or deemed
                to be Basic Rent shall be applied and allocated by the Agent first, ratably to the Lenders and the Holders for application and allocation to the payment of interest on the Loans and thereafter the principal of the Loans, if any, which may be due and payable on such date and to the payment of accrued Holder Yield with respect to the Holder Advances and thereafter the portion of the Holder Advances, if any, which may be due on such date; and second, if no Default or Event of Default is in effect, any excess shall be paid to such Person or Persons as the Lessee may designate; provided, that if a Default or Event of Default is in effect, such excess (if any) shall instead be held by the Agent until the earlier of (I) the first date thereafter on which no Default or Event of Default shall be in effect (in which case such payments or returns shall then be made to such other Person or Persons as the Lessee may designate) and (II) the Maturity Date or the Expiration Date, as the case may be (or, if earlier, the date of any Acceleration), in which case such amounts shall be applied and allocated in the manner contemplated by Section 8.7(b)(iv).

                        (ii) If on any date the Agent or the Lessor shall
                receive any amount in respect of (A) any Casualty or Condemnation pursuant to Sections 15.1(a) or

                15.1(g) of the Lease (excluding any payments in respect thereof which are payable to the Lessee in accordance with the Lease), or (B) the Termination Value in connection with the delivery of a Termination Notice pursuant to Article XVI of the Lease, or
                (C) the Termination Value in connection with the exercise of the Purchase Option under Section 20.1 of the Lease or the exercise of the option of the Lessor to transfer the Properties to the Lessee pursuant to Section 20.3 of the Lease, or (D) any payment required to be made or elected to be made by the Construction Agent to the Lessor pursuant to the terms of the Agency Agreement (other than any payment of the Maximum Amount which shall be applied and allocated pursuant to Section 8.7(b)(iv)), then in each case, the Lessor shall be required to pay such amount received (1) if no Event of Default has occurred, to prepay the principal balance of the Loans and the Holder Advances, on a pro rata basis, a portion of such amount to be distributed to the Lenders and the Holders (provided, however, if the Initial Holder Advance is repaid pursuant to the last sentence of Section 20.2 of the Lease, such repayment of the Initial Holder Advance shall be allocated pro rata to the Designated Holders) or (2) if an Event of Default has occurred, to apply and allocate the proceeds respecting Sections 8.7(b)(ii)(A) through 8.7(b)(ii)(D) in accordance with Section 8.7(b)(iii) hereof.

                        (iii) An amount equal to any payment identified as
                proceeds of the sale or other disposition (or lease upon the exercise of remedies) of the Properties or any portion thereof, whether pursuant to Article XXII of the Lease or the exercise of remedies under the Security Documents or otherwise, the execution of remedies set forth in the Lease and any payment in respect of excess wear and tear pursuant to Section 22.3 of the Lease (whether such payment relates to a period before or after the Construction Period Termination Date) shall be applied and allocated by the Agent first, ratably to the payment of the principal and interest of the Tranche B Loans then outstanding, second, ratably to the payment to the Holders of the outstanding principal balance of all Holder Advances plus all outstanding Holder Yield with respect to such outstanding Holder Advances, third, to the extent such amount exceeds the maximum amount to be returned pursuant to the foregoing provisions of this paragraph (iii), ratably to the payment of the principal and interest of the Tranche A Loans then outstanding, fourth, to any and all other amounts owing under the Operative Agreements to the Lenders under the Tranche B Loans, fifth, to any and all other amounts owing under the Operative Agreements to the Holders, sixth, to any and all other amounts owing under the Operative Agreements to the Lenders under the Tranche A Loans, and seventh, to the extent moneys remain after application and allocation pursuant to clauses first through sixth above, to the Owner Trustee for application and allocation to any and all other amounts owing to the Holders or the Owner Trustee and as the Holders shall determine; provided, where no Event of Default shall exist and be continuing and a prepayment is made for any reason with respect to less than the full amount of the outstanding principal amount of the Loans and the outstanding Holder Advances, the proceeds shall be applied and allocated ratably to the Lenders and to the Holders.

                        (iv) An amount equal to (A) any such payment identified
                as a payment of the Maximum Amount or any payment pursuant to
                Section 22.1(b) of the Lease (or otherwise) of the Maximum Residual Guarantee Amount (and any such lesser amount as may be required by Section 22.1(b) of the Lease) in respect of the Properties and (B) any other amount payable upon any exercise of remedies after the occurrence of an Event of Default not covered by Sections 8.7(b)(i) or 8.7(b)(iii) above (including without limitation any amount received in connection with an Acceleration which does not represent proceeds from the sale or liquidation of the Properties) and (C) any other amount payable by any Guarantor pursuant to Section 6B shall be applied and allocated by the Agent first, ratably, to the payment of the principal and interest balance of Tranche A Loans then outstanding, second, ratably to the payment of the principal and interest balance of the Tranche B Loans then outstanding, third, ratably to the payment of the principal balance of all Holder Advances plus all outstanding Holder Yield with respect to such outstanding Holder Advances, fourth, to the payment of any other amounts owing to the Lenders hereunder or under any of the other Operative Agreement, and fifth, to the extent moneys remain after application and allocation pursuant to clauses first through fourth above, to the Owner Trustee for application and allocation to Holder Advances and Holder Yield and any other amounts owing to the Holders or the Owner Trustee as the Holders shall determine.

                        (v) An amount equal to any such payment identified as
                Supplemental Rent shall be applied and allocated by the Agent to the payment of any amounts then owing to the Agent, the Lenders, the Holders and the other parties to the Operative Agreements (or any of them) (other than any such amounts payable pursuant to the preceding provisions of this Section 8.7(b)) as shall be determined by the Agent in its reasonable discretion; provided, however, that Supplemental Rent received upon the exercise of remedies after the occurrence and continuance of an Event of Default in lieu of or in substitution of the Maximum Residual Guarantee Amount or as a partial payment thereon shall be applied and allocated as set forth in Section 8.7(b)(iv).

                        (vi) The Agent in its reasonable judgment shall identify
                the nature of each payment or amount received by the Agent and apply and allocate each such amount in the manner specified above.

                (c) Upon the payment in full of the Loans, the Holder Advances and all other amounts then due and owing by the Owner Trustee hereunder or under any Credit Document and the payment in full of all other amounts then due and owing to the Lenders, the Holders, the Agent, the Owner Trustee and the other Financing Parties pursuant to the Operative Agreements, any moneys remaining with the Agent shall be returned to the Lessee. It is agreed that, prior to the application and allocation of amounts received by the Agent in the order described in Section 8.7(b) above or any distribution of money to the Lessee, any such amounts shall first be applied and allocated to the payment of (i) any and all sums advanced by the Agent in order to preserve the Collateral or to preserve its Lien thereon, (ii) the expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing or realizing on the Collateral, or of any exercise by the Agent of its rights under the Security Documents, together with reasonable attorneys' fees and expenses and court costs and (iii) all accrued and unpaid annual administration fees owed to the Agent under or in connection with the transactions contemplated by the Operative Agreements.

        8.8.    RELEASE OF PROPERTIES, ETC.

        If the Lessee shall at any time purchase any Property pursuant to the Lease, or the Construction Agent shall purchase any Property pursuant to the Agency Agreement, or if any Property shall be sold in accordance with Article XXII of the Lease, then the Agent is hereby authorized and directed to release or cause to be released such Property from the Liens created by the Security Documents (and the other Financing Parties shall deliver to the Agent all authorizations and instruments necessary to permit the Agent to release all such Liens) and the Agent will in good faith assist the Lessee in obtaining the release of any Lessor Liens with respect to such Property. In addition, upon the termination of the Commitments and the Holder Commitments and the payment in full of the Loans, the Holder Advances and all other amounts owing by the Owner Trustee and the Lessee hereunder or under any other Operative Agreement the Agent is hereby authorized and directed to release all of the Properties from the Liens created by the Security Documents (and the other Financing Parties shall deliver to the Agent all authorizations and instruments necessary to permit the Agent to release all such Liens) and the Agent will in good faith assist the Lessee in obtaining the release of any Lessor Liens with respect to such Property. Upon request of the Owner Trustee or the Lessee following any such release, the Agent shall, at the sole cost and expense of the Lessee, execute and deliver to the Owner Trustee and the Lessee such documents as the Owner Trustee or the Lessee shall reasonably request to evidence such release.

                SECTION 9. CREDIT AGREEMENT AND TRUST AGREEMENT.

        9.1.    THE CONSTRUCTION AGENT'S AND THE LESSEE'S CREDIT AGREEMENT
                RIGHTS.

        Notwithstanding anything to the contrary contained in the Credit Agreement, the Agent, the Lenders, the Holders, the Construction Agent, the Credit Parties and the Owner Trustee hereby agree that, prior to the occurrence and continuation of any Default or Event of Default, the Construction Agent or the Lessee, as the case may be, shall have the following rights:

                (a) the exclusive right to designate an account to which amounts funded under the Operative Agreements shall be credited pursuant to
        Section 2.3(a) of the Credit Agreement;

                (b) the exclusive right to terminate or reduce the Commitments pursuant to Section 2.5(a) of the Credit Agreement;

                (c) the exclusive right to request Advances pursuant to Section
        2.3 of the Credit Agreement, to give notice of a prepayment under
        Section 2.6 of the Credit

        Agreement and to exercise the conversion and continuation options pursuant to Section 2.7 of the Credit Agreement;

                (d) the exclusive right on behalf of the Borrower to dispute information recorded on the Notes, the determination of an interest rate and the computations of interest under the Credit Agreement;

                (e) the right to receive any notice and any certificate, in each case issued pursuant to Sections 2.9(a) and 2.11(a) of the Credit Agreement;

                (f) the exclusive right to terminate the Commitment of and replace any Lender pursuant to Section 2.11(b) of the Credit Agreement;

                (g) the exclusive right to approve any successor agent pursuant to Section 7.9 of the Credit Agreement; and

                (h) the right to consent to any assignment by a Lender to which the Lessor has the right to consent pursuant to Section 9.8 of the Credit Agreement.

        9.2.    THE CONSTRUCTION AGENT'S AND THE LESSEE'S TRUST AGREEMENT
                RIGHTS.

        Notwithstanding anything to the contrary contained in the Trust Agreement, the Credit Parties, the Owner Trustee and the Holders hereby agree that, prior to the occurrence and continuation of any Default or Event of Default, the Construction Agent or the Lessee, as the case may be, shall have the following rights:

                (a) the exclusive right to request an Advance pursuant to
        Section 3.1(a) of the Trust Agreement, to give notice of a prepayment under Section 3.4(a) of the Trust Agreement and to exercise the conversion and continuation options pursuant to Section 3.8 of the Trust Agreement;

                (b) the right to receive any notice and any certificate, in each case issued pursuant to Section 3.9(a) of the Trust Agreement;

                (c) the exclusive right on behalf of the Trust to dispute the determination of Holder Yield under the Trust Agreement;

                (d) the exclusive right to terminate the Holder Commitment of and replace any Holder pursuant to Section 3.9(b) of the Trust Agreement;

                (e) the exclusive right to exercise the removal options contained in Section 9.1 of the Trust Agreement; provided, however, that no removal of the Owner Trustee and appointment of a successor Owner Trustee by the Holders pursuant to Section 9.1 of the Trust Agreement shall be made without the prior written consent (not to be unreasonably withheld or delayed) of the Lessee.

                        SECTION 10. TRANSFER OF INTEREST.

        10.1.   RESTRICTIONS ON TRANSFER.

        Each Lender may participate, assign or transfer all or a portion of its interest hereunder and under the other Operative Agreements in accordance with Sections 9.7 and 9.8 of the Credit Agreement; provided, that each participant, assignee or transferee must obtain the same ratable interest in Tranche A Loans, Tranche A Commitments, Tranche B Loans, Tranche B Commitments, Holder Advances, Holder Commitments, the Trust Estate and the loans and loan commitments with regard to the Lessee Credit Agreement as the interests that are held by the Lender making such assignment or transfer or selling such participation; provided further, that each Lender that participates, assigns or transfers all or a portion of its interest hereunder and under the other Operative Agreements shall deliver to the Agent a copy of each Assignment and Acceptance (as referenced in Section 9.8 of the Credit Agreement) for purposes of maintaining the Register. The Holders may, directly or indirectly, assign, convey or otherwise transfer any of their right, title or interest in or to the Trust Estate or the Trust Agreement with the prior written consent of the Agent and the Lessee (which consent shall not be unreasonably withheld or delayed) and in accordance with the terms of Section 11.8(b) of the Trust Agreement; provided, that each such assignee, receiver of a conveyance or other transferee must also obtain the same ratable interest in and to the Tranche A Loans, Tranche A Commitments, Tranche B Loans, Tranche B Commitments and the loans and loan commitments with regard to the Lessee Credit Agreement as the interests that are held by the Holder making such assignment, conveyance or transfer. The Owner Trustee may, subject to the rights of the Lessee under the Lease and the other Operative Agreements and to the Lien of the applicable Security Documents but only with the prior written consent of the Agent (which consent may be withheld by the Agent in its sole discretion) and (provided, no Default or Event of Default has occurred and is continuing) with the consent of the Lessee, directly or indirectly, assign, convey, appoint an agent with respect to enforcement of, or otherwise transfer any of its right, title or interest in or to any Property, the Lease, the Trust Agreement and the other Operative Agreements (including without limitation any right to indemnification thereunder), or any other document relating to a Property or any interest in a Property as provided in the Trust Agreement and the Lease. The provisions of the immediately preceding sentence shall not apply to the obligations of the Owner Trustee to transfer Property to the Lessee or a third party purchaser pursuant to Article XXII of the Lease upon payment for such Property in accordance with the terms and conditions of the Lease. No Credit Party may assign any of the Operative Agreements or any of their respective rights or obligations thereunder or with respect to any Property in whole or in part to any Person without the prior written consent of the Agent, the Lenders, the Holders and the Lessor. In no event shall any Credit Party have any responsibility for the payment or reimbursement of any fees, costs or expenses that arise in connection with any assignment or transfer of any interest of a Lender or a Holder or the Owner Trustee in or to any Operative Agreement.

        10.2.   EFFECT OF TRANSFER.

        From and after any transfer effected in accordance with this Section 10, the transferor shall be released, to the extent, and only to the extent, of such transfer, from its liability hereunder and under the other documents to which it is a party in respect of obligations to be performed on or after the date of such transfer; provided, however, that any transferor shall remain liable hereunder and under such other documents to the extent that the transferee shall not have assumed the obligations of the transferor thereunder. Upon any transfer by the Owner Trustee, a Holder or a Lender as above provided, any such transferee shall assume the obligations of the Owner Trustee, the Holder or the Lender, as the case may be, and shall be deemed an "Owner Trustee", "Holder", or "Lender", as the case may be, for all purposes of such documents and each reference herein to the transferor shall thereafter be deemed a reference to such transferee for all purposes, except as provided in the preceding sentence. Notwithstanding any transfer of all or a portion of the transferor's interest as provided in this Section 10, the transferor shall be entitled to all benefits accrued and all rights vested prior to such transfer including without limitation rights to indemnification under any such document.


                          SECTION 11. INDEMNIFICATION.

        11.1.   GENERAL INDEMNITY.

        Subject to and limited by in all respects the provisions of Sections
11.6 through 11.8 and whether or not any of the transactions contemplated hereby shall be consummated, the Indemnity Provider hereby assumes liability for and agrees to defend, indemnify and hold harmless each Indemnified Person on an After Tax Basis from and against any Claims (provided however that, other than for purposes of Section 11.2(f), any Claim relating to Taxes shall be governed solely by Section 11.2), which may be imposed on, incurred by or asserted against an Indemnified Person by any third party, including without limitation Claims arising from the negligence of an Indemnified Person (but not to the extent such Claims (i) are attributable to acts or events occurring after the Expiration Date or, with respect to any individual Property, after retention by the Lessor of such Property or the sale of such Property to a third party, in each case pursuant to the Lease (including, without limitation, Articles XX and XXII of the Lease) or (ii) arise from the gross negligence or willful misconduct of such Indemnified Person itself, as determined by a court of competent jurisdiction, as opposed to gross negligence or willful misconduct imputed to such Indemnified Person) in any way relating to or arising or alleged to arise out of the execution, delivery, performance or enforcement of this Agreement, the Lease or any other Operative Agreement or on or with respect to any Property or any component thereof, including without limitation Claims in any way relating to or arising or alleged to arise out of (a) the financing, refinancing, purchase, acceptance, rejection, ownership, design, construction, refurbishment, development, delivery, acceptance, nondelivery, leasing, subleasing, possession, use, occupancy, operation, maintenance repair, modification, transportation, condition, sale, return, repossession (whether by summary proceedings or otherwise), or any other disposition of any Property or any part thereof, including without limitation the acquisition, holding or disposition of any interest in the Property, lease or agreement comprising a portion of any thereof; (b) any latent or other defects in any Property or any portion thereof whether or not discoverable by an Indemnified Person or the Indemnity Provider; (c) a violation of Environmental Laws, Environmental Claims or other loss of or damage to any property or the environment relating to the Property, the Lease, the Agency Agreement or the Indemnity Provider; (d) the Operative Agreements, or any transaction contemplated thereby; (e) any breach by the Indemnity Provider of any of its representations or warranties under the Operative

Agreements to which the Indemnity Provider is a party or failure by the Indemnity Provider to perform or observe any covenant or agreement to be performed by it under any of the Operative Agreements; (f) personal injury, death or property damage, including without limitation Claims based on strict or absolute liability in tort; and (g) any fees, expenses and/or other assessments by any business park or any other applicable entity with oversight responsibility for the applicable Property.

        If a written Claim is made against any Indemnified Person or if any proceeding shall be commenced against such Indemnified Person (including without limitation a written notice of such proceeding), for any Claim, such Indemnified Person shall promptly notify the Indemnity Provider in writing and shall not take action with respect to such Claim without the consent of the Indemnity Provider for thirty (30) days after the receipt of such notice by the Indemnity Provider; provided, however, that in the case of any such Claim, if action shall be required by law or regulation to be taken prior to the end of such period of thirty (30) days, such Indemnified Person shall endeavor to, in such notice to the Indemnity Provider, inform the Indemnity Provider of such shorter period, and no action shall be taken with respect to such Claim without the consent of the Indemnity Provider before seven (7) days before the end of such shorter period; provided, further, that the failure of such Indemnified Person to give the notices referred to in this sentence shall not diminish the Indemnity Provider's obligation hereunder except to the extent such failure materially prejudices the Indemnity Provider from contesting such Claim.

        If, within thirty (30) days of receipt of such notice from the Indemnified Person (or such shorter period as the Indemnified Person has notified the Indemnity Provider is required by law or regulation for the Indemnified Person to respond to such Claim), the Indemnity Provider shall request in writing that such Indemnified Person respond to such Claim, the Indemnified Person shall, at the expense of the Indemnity Provider, in good faith conduct and control such action (including without limitation by pursuit of appeals) (provided, however, that (A) if such Claim, in the Indemnity Provider's reasonable discretion, can be pursued by the Indemnity Provider on behalf of or in the name of such Indemnified Person, the Indemnified Person, at the Indemnity Provider's request, shall allow the Indemnity Provider to conduct and control the response to such Claim and (B) in the case of any Claim (and notwithstanding the provisions of the foregoing subsection (A)), the Indemnified Person may request the Indemnity Provider to conduct and control the response to such Claim (with counsel to be selected by the Indemnity Provider and consented to by such Indemnified Person, such consent not to be unreasonably withheld; provided, however, that any Indemnified Person may retain separate counsel at the expense of the Indemnity Provider in the event of a conflict of interest between such Indemnified Person and the Indemnity Provider)) by, in the sole discretion of the Person conducting and controlling the response to such Claim
(1) resisting payment thereof, (2) not paying the same except under protest, if protest is necessary and proper, (3) if the payment be made, using reasonable efforts to obtain a refund thereof in appropriate administrative and judicial proceedings, or (4) taking such other action as is reasonably requested by the Indemnity Provider from time to time.

        The party controlling the response to any Claim shall consult in good faith with the non-controlling party and shall keep the non-controlling party reasonably informed as to the conduct of the response to such Claim; provided, that all decisions ultimately shall be made in the discretion of the controlling party and provided further that, if an Indemnified Person is the controlling party and the Indemnity Provider recommends the acceptance of a solely monetary settlement offer with respect to such Claim that does not contain any stipulation or admission objectionable to such Indemnified Person, and such Indemnified Person rejects such settlement offer, then the amount for which an Indemnity Provider will be required to indemnify such Indemnified Person with respect to such Claim shall not exceed the amount which the Indemnity Provider would have owed had such offer been accepted. The parties agree that an Indemnified Person may at any time decline to take further action with respect to the response to such Claim and may settle such Claim if such Indemnified Person shall waive its rights to any indemnity from the Indemnity Provider that otherwise would be payable in respect of such Claim (and any future Claim, the pursuit of which is precluded by reason of such resolution of such Claim) and shall pay to the Indemnity Provider any amount previously paid or advanced by the Indemnity Provider pursuant to this Section 11.1 by way of indemnification or advance for the payment of an amount regarding such Claim.

        Each Indemnified Person shall supply the Indemnity Provider with such information and documents reasonably requested by the Indemnity Provider as are necessary or advisable for such Indemnity Provider to contest or prosecute any Claim, provided, however, that such Indemnified Person shall not be required to provide the Indemnity Provider with copies of such Indemnified Person's tax returns or any other information or documents that such Indemnified Person reasonable deems to be confidential or proprietary.

        Notwithstanding the foregoing provisions of this Section 11.1, an Indemnified Person shall not be required to take any action and the Indemnity Provider shall not be permitted to respond to any Claim in its own name or that of the Indemnified Person unless (A) the Indemnity Provider shall have agreed to pay and shall pay to such Indemnified Person on demand and on an After Tax Basis all reasonable costs, losses and expenses that such Indemnified Person actually incurs in connection with such Claim, including without limitation all reasonable legal, accounting and investigatory fees and disbursements and the Indemnity Provider shall have agreed that the Claim is an indemnifiable Claim hereunder, (B) in the case of a Claim that must be pursued in the name of an Indemnified Person (or an Affiliate thereof), the amount of the potential indemnity (taking into account all similar or logically related Claims that have been or could be raised for which the Indemnity Provider may be liable to pay an indemnity under this Section 11.1) exceeds $25,000 (or such lesser amount as may be subsequently agreed between the Indemnity Provider and the Indemnified Person), (C) the Indemnified Person shall have reasonably determined that the action to be taken will not result in any material danger of sale, forfeiture or loss of the Property, or any part thereof or interest therein, will not interfere with the payment of Rent, and will not result in risk of criminal liability, (D) if such Claim shall involve the payment of any amount prior to the resolution of such Claim, the Indemnity Provider shall provide to the Indemnified Person an interest-free advance in an amount equal to the amount that the Indemnified Person is required to pay (with no additional net after-tax cost to such Indemnified Person) prior to the date such payment is due, (E) in the case of a Claim that must be pursued in the name of an Indemnified Person (or an Affiliate thereof), the Indemnity Provider shall have provided to such Indemnified Person an opinion of independent counsel selected by the Indemnity Provider and reasonably satisfactory to the Indemnified Person stating that a reasonable basis exists to contest such Claim (or, in the case of an appeal of an adverse determination, an opinion of such counsel to the effect that the position asserted in such appeal will more likely than not prevail) and (F) no Event of Default shall have occurred and be continuing. In no event shall an Indemnified Person be required to appeal an adverse judicial determination to the United States Supreme Court. In addition, an Indemnified Person shall not be required to contest any Claim in its name (or that of an Affiliate) if the subject matter thereof shall be of a continuing nature and shall have previously been decided adversely by a court of competent jurisdiction pursuant to the contest provisions of this Section 11.1, unless there shall have been a change in law (or interpretation thereof) and the Indemnified Person shall have received, at the Indemnity Provider's expense, an opinion of independent counsel selected by the Indemnity Provider and reasonably acceptable to the Indemnified Person stating that as a result of such change in law (or interpretation thereof), it is more likely than not that the Indemnified Person will prevail in such contest. In no event shall the Indemnity Provider be permitted to adjust or settle any Claim without the consent of the Indemnified Person to the extent any such adjustment or settlement involves, or is reasonably likely to involve, any performance by or adverse admission by or with respect to the Indemnified Person.

        11.2.   GENERAL TAX INDEMNITY.

                (a) Subject to and limited by in all respects the provisions of Sections 11.6 through 11.8, the Indemnity Provider shall pay and assume liability for, and does hereby agree to indemnify, protect and defend each Property and all Indemnified Persons, and hold them harmless against, all Impositions on an After Tax Basis, and all payments pursuant to the Operative Agreements shall be made free and clear of and without deduction for any and all present and future Impositions.

                (b) Notwithstanding anything to the contrary in Section 11.2(a) hereof, the following shall be excluded from the indemnity required by
        Section 11.2(a) (collectively, the "Excluded Taxes"):

                        (i) Taxes (other than Taxes that are, or are in the
                nature of, sales, use, rental, value added, transfer or property taxes) that are imposed on a Indemnified Person (other than the Lessor, the Owner Trustee and the Trust) by the United States federal government that are based on or measured by the net income (including without limitation taxes based on capital gains and minimum taxes and Taxes collected by withholding) of such Person; provided, that this clause (i) shall not be interpreted to prevent a payment from being made on an After Tax Basis if such payment is otherwise required to be so made;

                        (ii) Taxes (other than Taxes that are, or are in the
                nature of, sales, use, rental, value added, transfer or property taxes) that are imposed on any Indemnified Person (other than the Lessor, the Owner Trustee and the Trust) by any state, local or foreign jurisdiction or taxing authority within any state, local or foreign jurisdiction and that are based upon or measured by or with respect to the gross receipts, franchise, excess profits, capital, net worth or net income (including without limitation taxes based on capital gains, doing business, business privilege and minimum taxes and Taxes collected by withholding) of such Person, in each case imposed by any Governmental Authority in any jurisdiction in which such Indemnified Person is subject to such Taxes other than as a result of the transactions contemplated by the Operative Agreements; provided that this clause (ii) shall not be interpreted to prevent a payment from being made on an After Tax Basis if such payment is otherwise required to be so made;

                        (iii) any Tax to the extent it relates to any act, event
                or omission that occurs after the termination of the Lease and redelivery or sale of the Property in accordance with the terms of the Lease (but not any Tax that relates to such termination, redelivery or sale and/or to any period prior to such termination, redelivery or sale);

                        (iv) any Taxes which are imposed on an Indemnified
                Person or an Affiliate thereof as a result of the gross negligence or willful misconduct of such Indemnified Person or such Affiliate itself, as determined by a court of competent jurisdiction (as opposed to gross negligence or willful misconduct imputed to such Indemnified Person), but not Taxes imposed as a result of ordinary negligence of such Indemnified Person or such Affiliate;

                        (v) any Tax for so long as, but only for so long as, it
                is being contested in accordance with the provisions of Sections
                11.1 and 11.2(f) hereof; provided that the foregoing shall not limit any obligation under such Sections to advance to the relevant Indemnified Person amounts with respect to Taxes that are being contested in accordance with such Sections or any expenses reasonably incurred by such Indemnified Person in connection with such contest;

                        (vi) any interest, additions to tax or penalties imposed
                as a result of a breach by the Indemnified Person of its obligations under the Operative Agreements or as a result of the Indemnified Person's failure to file any return, certification, information, documentation or other reporting requirement or document timely and as prescribed by applicable law; provided that this clause (vi) shall not apply (1) if such interest, additions to tax or penalties arise as a result of a position taken (or requested to be taken) by the Indemnity Provider in a contest controlled by the Indemnity Provider under Section 11.1 hereof or (2) if such failure is attributable to a failure by the Indemnity Provider, including without limitation the Indemnity Provider's obligations under Section 11.2(d) hereof;

                        (vii) Taxes resulting from, or that would not have been
                imposed but for, a breach by the Indemnified Person or any Affiliate thereof of any representations, warranties or covenants set forth in the Operative Agreements (unless such breach is caused by the Indemnity Provider's breach of any of its representations, warranties or covenants set forth in the Operative Agreements);

                        (viii) any Taxes imposed with regard to any Plan under
                Section 4975 of the Code or Section 406 of ERISA; and

                        (ix) Taxes imposed on the Trust Company with respect to
                any fees received or payable to the Trust Company for services rendered in its capacity as Owner Trustee under the Operative Agreements.

                (c) (i) Subject to the terms of Section 11.2(f), the Indemnity Provider shall pay or cause to be paid all Impositions directly to the taxing authorities where feasible and otherwise to the Indemnified Person, as appropriate, and the Indemnity Provider shall at its own expense, upon such Indemnified Person's reasonable request, furnish to such Indemnified Person copies of official receipts or other satisfactory proof evidencing such payment.

                        (ii) In the case of Impositions for which no contest is
                conducted pursuant to Section 11.2(f) and which the Indemnity Provider pays directly to the taxing authorities, the Indemnity Provider shall pay such Impositions prior to the latest time permitted by the relevant taxing authority for timely payment. In the case of Impositions for which the Indemnity Provider reimburses an Indemnified Person, the Indemnity Provider shall do so within thirty (30) days after receipt by the Indemnity Provider of demand by such Indemnified Person describing in reasonable detail the nature of the Imposition and the basis for the demand (including without limitation the computation of the amount payable), accompanied by receipts or other reasonable evidence of such demand. In the case of Impositions for which a contest is conducted pursuant to Section 11.2(f), the Indemnity Provider shall pay such Impositions or reimburse such Indemnified Person for such Impositions, to the extent not previously paid or reimbursed pursuant to subsection (a), prior to the latest time permitted by the relevant taxing authority for timely payment after conclusion of all contests under
                Section 11.2(f).

                        (iii) At the Indemnity Provider's request, the amount of
                any indemnification payment by the Indemnity Provider pursuant to subsection (a) shall be verified and certified by an independent public accounting firm mutually acceptable to the Indemnity Provider and the Indemnified Person. The fees and expenses of such independent public accounting firm shall be paid by the Indemnity Provider unless such verification shall result in an adjustment in the Indemnity Provider's favor of ten percent (10%) or more of the payment as computed by the Indemnified Person, in which case such fee shall be paid by the Indemnified Person.

                (d) The Indemnity Provider shall be responsible for preparing and filing any real and personal property or ad valorem tax returns in respect of each Property. In the case of any other report, statement or tax return that shall be required to be made with respect to any Impositions subject to indemnification under Section 11.2(a) or 11.2(e), the Indemnity Provider, at its sole cost and expense, shall notify the relevant Indemnified

        Person of such requirement and (except if such Indemnified Person notifies the Indemnity Provider that such Indemnified Person intends to prepare and file such report or return) (A) to the extent required or permitted by and consistent with Legal Requirements, make and file in the Indemnity Provider's name such return, statement or report; and (B) in the case of any other such return, statement or report required to be made in the name of such Indemnified Person, advise such Indemnified Person of such fact and prepare such return, statement or report for filing by such Indemnified Person or, where such return, statement or report shall be required to reflect items in addition to any obligations of the Indemnity Provider under or arising out of subsection (a), provide such Indemnified Person at the Indemnity Provider's expense with information sufficient to permit such return, statement or report to be properly made with respect to any obligations of the Indemnity Provider under or arising out of subsection (a); provided, however, in no event shall an Indemnity Provider be responsible for preparing and filing a tax return based on the overall gross receipts or overall gross or net income of an Indemnified Person. Such Indemnified Person shall, upon the Indemnity Provider's request and at the Indemnity Provider's expense, provide any data maintained by such Indemnified Person (and not otherwise available to or within the control of the Indemnity Provider) with respect to each Property which the Indemnity Provider may reasonably require to prepare any required tax returns or reports.

                (e) As between the Indemnity Provider on one hand, and each Financing Party on the other hand, the Indemnity Provider shall be responsible for, and the Indemnity Provider shall indemnify and hold harmless each Financing Party (without duplication of any indemnification required by subsection (a)) on an After Tax Basis against, any obligation for United States or foreign withholding taxes or similar levies, imposts, charges, fees, deductions or withholdings (collectively, "Withholdings") imposed in respect of the interest payable on the Notes, Holder Yield payable on the Certificates or with respect to any other payments under the Operative Agreements (all such payments being referred to herein as "Exempt Payments" to be made without deduction, withholding or set off) (and, if any Financing Party receives a demand for such payment from any taxing authority or a Withholding is otherwise required with respect to any Exempt Payment, the Indemnity Provider shall discharge such demand on behalf of such Financing Party); provided, however, that the obligation of the Indemnity Provider under this Section 11.2(e) shall not apply to:

                        (i) Withholdings on any Exempt Payment to any Financing
                Party which is a non-U.S. Person unless such Financing Party is, on the date hereof (or on the date it becomes a Financing Party hereunder) and on the date of any change in the principal place of business or the lending office of such Financing Party, entitled to submit a Form W-8BEN (relating to such Financing Party and entitling it to a complete exemption from Withholding on such Exempt Payment) or Form W-8ECI or is otherwise subject to exemption from Withholding with respect to such Exempt Payment (except where the failure of the exemption results from a change in the principal place of business of the Lessee; provided if a failure of exemption for any Financing Party results from a change in the principal place of business or lending office of any other Financing Party, then such other Financing Party shall be liable for any Withholding or indemnity with respect thereto), or

                        (ii) Any U.S. Taxes imposed solely by reason of the
                failure by a non-U.S. Person to comply with applicable certification, information, documentation or other reporting requirements concerning the nationality, residence, identity or connections with the United States of America of such non-U.S. Person if such compliance is required by statute or regulation of the United States of America as a precondition to relief or exemption from such U.S. Taxes and if such non-U.S. Person is entitled to submit such certification, information, documentation or other report.

                A Financing Party shall notify the Indemnity Provider of any foreign Withholdings (other than any foreign Withholdings that arise as a result of a change in applicable law) to the extent that such Financing Party has knowledge or becomes aware that such foreign Withholdings could be imposed as a result of the transactions contemplated by the Operative Agreements, with such notice to be provided promptly after the time such Financing Party obtains such knowledge or becomes so aware; provided, however, the failure to provide such notice shall not affect the obligation of the Indemnity Provider for such foreign Withholdings under this Section 11.2(e) except to the extent that such failure to notify materially impairs the contest of such Withholdings pursuant to Sections 11.1 and 11.2(f).

                For the purposes of this Section 11.2(e), (A) "U.S. Person" shall mean a citizen, national or resident of the United States of America, a corporation, partnership or other entity created or organized in or under any laws of the United States of America or any State thereof, or any estate or trust that is subject to Federal income taxation regardless of the source of its income, (B) "U.S. Taxes" shall mean any present or future tax, assessment or other charge or levy imposed by or on behalf of the United States of America or any taxing authority thereof or therein, (C) "Form W-8BEN" shall mean Form W-8BEN (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding) and (D) "Form W-8ECI" shall mean Form W-8ECI (Certificate of Foreign person's Claim for Exemption from Withholding on Income Effectively Connected with the Conduct of a Trade or Business in the United States) of the Department of Treasury of the United States of America. Each of the forms referred to in the foregoing clauses (C) and
        (D) shall include such successor and related forms as may from time to time be adopted by the relevant taxing authorities of the United States of America to document a claim to which such Form relates.

                Any form described in Section 11.2(e)(i) above that is applicable to a Financing Party shall be delivered by such Financing Party to the Lessee (i) on or before the date such Financing Party becomes a party to any Operative Agreement or, if later, prior to the time any payment is due to such Financing Party under any Operative Agreement, (ii) before the expiration, obsolescence or invalidity of any such form previously delivered by such Financing Party to the Lessee, and (iii) before or promptly after the occurrence of any event requiring a change in the most recent form previously delivered by such

        Financing Party to the Lessee pursuant to this Section 11.2(e). The Lessee shall be entitled to rely upon such forms in its possession until receipt of any revised or successor form pursuant to the preceding sentence. For any period with respect to which a Financing Party is required pursuant to this Section 11.2(e) to provide a form to the Indemnity Provider but has failed to do so, such Financing Party shall not be entitled to any indemnification with respect to Impositions pursuant to Section 11.2(a) or Withholdings pursuant to this Section 11.2(e) to the extent that such Impositions or Withholdings are imposed solely as a result of such failure.

                If a Financing Party or an Affiliate with whom such Financing Party files a consolidated tax return (or equivalent) subsequently receives the benefit in any country of a tax credit or an allowance resulting from U.S. Taxes with respect to which it has received a payment of an additional amount under this Section 11.2(e), such Financing Party will pay to the Indemnity Provider such part of that benefit as in the reasonable good faith judgment of such Financing Party will leave it (after such payment) in a position no more and no less favorable than it would have been in if no additional payment had been required to be paid, provided always that (i) such Financing Party will be the sole judge of the amount of any such benefit and of the date on which it is received, (ii) such Financing Party will have the absolute discretion as to the order and manner in which it employs or claims tax credits and allowances available to it and (iii) such Financing Party will not be obliged to disclose to the Indemnity Provider any information regarding its tax affairs or tax computations; provided however that, at the request of the Indemnity Provider, the amount of any such benefit may be verified (and the cost of such verification shall be apportioned) in a manner similar to that contemplated pursuant to Section 11.2(c)(iii).

                Each non-U.S. Person that shall become a Financing Party after the date hereof shall, upon the effectiveness of the related transfer or otherwise upon becoming a Financing Party hereunder, be required to provide all of the forms and statements referenced above or other evidences of exemption from Withholdings.

                (f) If a written Claim is made against any Indemnified Person or if any proceeding shall be commenced against such Indemnified Person (including without limitation a written notice of such proceeding), for any Impositions or Withholdings, the provisions in Section 11.1 relating to notification and rights to contest shall apply; provided, however, that the Indemnity Provider shall have the right to conduct and control such contest only if such contest involves a Tax other than a Tax on net income of the Indemnified Person and can be pursued independently from any other proceeding involving a Tax liability of such Indemnified Person.

        The Credit Parties and the Financing Parties intend that for federal and all state and local income tax purposes, bankruptcy purposes, regulatory purposes, commercial law and real estate purposes and all other purposes (other than for accounting purposes) (A) the Lease will be treated as a financing arrangement and (B) the Lessee will be treated as the owner of the Properties and will be entitled to all tax benefits ordinarily available to owners of property similar to the Properties for such tax purposes. Notwithstanding the foregoing, no party hereto has made, or shall be deemed to have made, any representation or warranty as to the availability of any of the foregoing treatments under applicable accounting rules, tax, bankruptcy, regulatory, commercial or real estate law or under any other set of rules. The Lessee shall claim the cost recovery deductions associated with each Property, and the Lessor shall not, to the extent not prohibited by Law, take on its tax return a position inconsistent with the Lessee's claim of such deductions.

        11.3.   UNAVAILABILITY OF EURODOLLAR RATE.

        If, for any reason, any Lender or Holder (each an "Advancing Party") determines that fair and adequate means do not exist for establishing the Eurodollar Rate or that the making or continuation of any Eurodollar Loan or Eurodollar Holder Advance, as the case may be, by such Advancing Party has become unlawful, then such Advancing Party may give notice of that fact to the Agent, the Borrower and the Lessee and such determination shall become conclusive and binding absent manifest error. After such notice has been given and until such Advancing Party notifies the Borrower, the Agent and the Lessee that the circumstances giving rise to such notice no longer exist, the Eurodollar Rate shall no longer be available for any Advance. Any subsequent request by the Borrower and/or the Lessee to have interest on Loans or Holder Yield on Holder Advances accrue at the Eurodollar Rate shall be deemed to be a request for interest or Holder Yield, as the case may be, to accrue at the ABR. If such Advancing Party shall thereafter determine that it is able to make Advances at the Eurodollar Rate, such Advancing Party shall notify the Borrower, the Agent and the Lessee in writing of that fact, and the Borrower and the Lessee shall then once again become entitled to request Advances at the Eurodollar Rate.

        11.4.   FUNDING/CONTRIBUTION INDEMNITY.

        In the event that after the date hereof any change occurs in any applicable law, regulation, treaty or directive or interpretation thereof by any Governmental Authority charged with the administration or interpretation thereof, or any condition is imposed by any Governmental Authority after the date hereof or any change occurs in any condition imposed by any Governmental Authority on or prior to the date hereof, in each case that:

                (a) subjects any Advancing Party to any Tax (other than any Excluded Tax (other than Withholdings)), or changes the basis of taxation of any payments to any Advancing Party on account of principal of or interest or Holder Yield on any Advance at the Eurodollar Rate, the Notes (to the extent the Notes evidence a Eurodollar Loan) or Certificates (to the extent the Certificates evidence a Eurodollar Holder Advance), or fees in respect of the obligation of such Advancing Party to make Advances at the Eurodollar Rate or other amounts payable with respect to its Advances; or

                (b) imposes, modifies or determines to be applicable any reserve, deposit or similar requirements against any assets held by, deposits with or for the account of, or advances or commitments by, any office of such Advancing Party in connection with its Advances at the Eurodollar Rate to the extent the amount of which is in excess of, or was not applicable at the time of computation of, the amounts provided for in the definition of such Advances at the Eurodollar Rate; or

                (c) affects the amount of capital required to be maintained by banks generally or corporations controlling banks and any Advancing Party determines the amount by which such Advancing Party or any corporation controlling such Advancing Party is required to maintain or increase its capital is increased by, or based upon, the existence of this Agreement or any of the other Operative Agreements or of such Advancing Party's Advances at the Eurodollar Rate or commitment to make the same hereunder;

                (d) imposes upon any Advancing Party any other condition with respect to its Advances at the Eurodollar Rate or its commitment to make the same hereunder;

and, as a result thereof, (i) the cost to such Advancing Party of making or maintaining its Advances or its commitment to make Advances hereunder is increased, or (ii) the net amount of any payment received by such Advancing Party in respect of its Advances (whether of principal, interest or Holder Yield, commitment fees or otherwise) is reduced, or (iii) such Advancing Party is required to make any payment on or calculated by reference to the gross amount of any sum received by it in respect of its Advances at the Eurodollar Rate, in each case by a material amount, then and in any such case the Lessee, on behalf of the Borrower, shall pay to Agent for the account of such Advancing Party on demand such amount or amounts as will compensate such Advancing Party for any increased cost, deduction or payment actually incurred or made by such Advancing Party. The demand for payment by any Advancing Party shall be delivered to the Agent, the Lessee and the Borrower and shall state the subjection or change which occurred or the Tax, reserve, deposit or capital requirements or other conditions which have been imposed upon such Advancing Party or the request, direction or requirement with which it has complied, together with the date thereof, the amount of such cost, reduction or payment and the manner in which such amount has been calculated. Any such demand for payment shall be accompanied by an officer's certificate from the affected Advancing Party stating that the amount assessed against the Borrower with respect to such Advancing Party's Advances at the Eurodollar Rate is not greater than the Borrower's pro rata share of the amount assessed against all such Advancing Party's advances at the Eurodollar Rate (such pro rata share equaling a fraction whose numerator is the aggregate amount of the Borrower's Advances at the Eurodollar Rate from such Advancing Party and whose denominator is total amount of all such Advancing Party's advances that are subject to the increased costs, reduction in payment or additional payment referred to in clauses (i),
(ii) or (iii) above). The statement of any Advancing Party as to the additional amounts payable pursuant to this Section 11.4 shall be, absent manifest error, prima facie evidence of the amounts due hereunder.

The protection of this Section 11.4 shall be available to each Advancing Party regardless of any possible contention of invalidity or inapplicability of the relevant law, regulation, treaty, directive, condition or interpretation thereof provided that no amount shall be owing under this Section 11.4 to the extent it is caused or triggered by such Advancing Party's negligence or willful misconduct. In the event that the Borrower, or the Lessee on behalf of the Borrower, pays any Advancing Party the amount necessary to compensate such Advancing Party for any charge, deduction or payment incurred or made by such Advancing Party as provided in this Section 11.4 and such charge, deduction or payment or any part thereof is subsequently returned to such Advancing Party as a result of the final determination of the invalidity or inapplicability of the relevant law, regulation, treaty, directive or condition, then such Advancing Party shall remit to the Borrower or to the Lessee, as the case may be, the amount paid by the Borrower or the Lessee, as the case may be, that has actually been returned to such Advancing Party (together with any interest actually paid to such Advancing Party on such returned amount). Neither the Borrower, nor the Lessee on its behalf, shall be obligated to pay any amount under this Section 11.4 with respect to any Interest Period prior to the Interest Period during which the affected Advancing Party provides notice to the Borrower, the Agent and the Lessee that such additional payment shall be assessed.

        11.5. EXPRESS INDEMNIFICATION FOR ORDINARY NEGLIGENCE, STRICT LIABILITY, ETC.

        SUBJECT TO AND LIMITED BY IN ALL RESPECTS THE PROVISIONS OF SECTION 11.6 THROUGH 11.8 AND WITHOUT LIMITING THE GENERALITY OF THE INDEMNIFICATION PROVISIONS OF ANY AND ALL OF THE OPERATIVE AGREEMENTS, EACH PERSON PROVIDING INDEMNIFICATION OF ANOTHER PERSON UNDER ANY OPERATIVE AGREEMENT HEREBY FURTHER EXPRESSLY RELEASES EACH BENEFICIARY OF ANY SUCH INDEMNIFICATION FROM ALL CLAIMS FOR LOSS OR DAMAGE, DESCRIBED IN ANY OPERATIVE AGREEMENT, CAUSED BY ANY ACT OR OMISSION ON THE PART OF ANY SUCH BENEFICIARY ATTRIBUTABLE TO THE ORDINARY NEGLIGENCE (WHETHER SOLE OR CONTRIBUTORY) OR STRICT LIABILITY OF ANY SUCH BENEFICIARY, AND INDEMNIFIES, EXONERATES AND HOLDS EACH SUCH BENEFICIARY FREE AND HARMLESS FROM AND AGAINST ANY AND ALL ACTIONS, CAUSES OF ACTION, SUITS, CLAIMS, LOSSES, COSTS, LIABILITIES, DAMAGES AND EXPENSES (INCLUDING WITHOUT LIMITATION ATTORNEY'S FEES AND EXPENSES), DESCRIBED ABOVE, INCURRED BY ANY SUCH BENEFICIARY (IRRESPECTIVE OF WHETHER ANY SUCH BENEFICIARY IS A PARTY TO THE ACTION FOR WHICH INDEMNIFICATION UNDER THIS AGREEMENT OR ANY OTHER OPERATIVE AGREEMENT IS SOUGHT) ATTRIBUTABLE TO THE ORDINARY NEGLIGENCE (WHETHER SOLE OR CONTRIBUTORY) OR STRICT LIABILITY OF ANY SUCH BENEFICIARY.

        11.6.   ADDITIONAL PROVISIONS REGARDING ENVIRONMENTAL INDEMNIFICATION.

        Each and every Indemnified Person shall at all times have the rights and benefits, and the Indemnity Provider shall have the obligations, in each case provided pursuant to the Operative Agreements with respect to environmental matters, violations of any Environmental Law, any Environmental Claim or other loss of or damage to any property or the environment relating to any Property, the Lease, the Agency Agreement or the Indemnity Provider (including without limitation the rights and benefits provided pursuant to Section 11.1(c)).

        11.7.   ADDITIONAL PROVISIONS REGARDING INDEMNIFICATION.

        The Owner Trustee shall be the only beneficiary of the provisions set forth in Sections 11.1, 11.2 and 11.5 (other than with respect to matters concerning environmental indemnification referenced in Section 11.6) with respect to each Property solely for the period prior to the earlier to occur of the applicable Completion Date or Construction Period


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

Termination Date for such Property. The limited rights of indemnification referenced in the preceding sentence (to the extent relating to third-party claims) shall be limited to third-party claims caused by or resulting from the acts or omissions of the Indemnity Provider and/or all other Persons acting by, through or under the Indemnity Provider. The limitations of this Section 11.7 shall be effective notwithstanding any provision of Sections 11.1, 11.2 or 11.5 to the contrary.

        11.8. INDEMNIFICATIONS PROVIDED BY THE OWNER TRUSTEE IN FAVOR OF THE OTHER INDEMNIFIED PERSONS.

        To the extent the Indemnity Provider is not obligated to indemnify each Indemnified Person with respect to the various matters described in this Section 11.8, the Owner Trustee shall provide such indemnities (but only to the extent amounts sufficient to pay such indemnity are funded by the Lenders and the Holders) in favor of each Indemnified Person in accordance with this Section
11.8 and shall pay all such amounts owed with respect to this Section 11.8 with amounts advanced by the Lenders and the Holders (a) to the extent, but only to the extent, amounts are available therefor within the Available Commitments and the Available Holder Commitments (subject to the rights of the Lenders and the Holders to increase their respective commitment amounts in accordance with the provisions of Section 5.10) and (b) unless each Lender and each Holder has declined in writing to fund such amount. Notwithstanding any other provision in any other Operative Agreement to the contrary, all amounts so advanced shall be deemed added (ratably, based on the ratio of the Property Cost for each Property individually to the aggregate Property Cost of all Properties at such time) to the Property Cost of all Properties then subject to the terms of the Operative Agreements.

        Whether or not any of the transactions contemplated hereby shall be consummated, the Owner Trustee hereby assumes liability for and agrees to defend, indemnify and hold harmless each Indemnified Person on an After Tax Basis from and against any Claims, which may be imposed on, incurred by or asserted against an Indemnified Person by any third party, including without limitation Claims arising from the negligence of an Indemnified Person (but not to the extent such Claims arise from the gross negligence or willful misconduct of such Indemnified Person itself, as determined by a court of competent jurisdiction, as opposed to gross negligence or willful misconduct imputed to such Indemnified Person or breach of such Indemnified Person's obligations under this Agreement, the Lease or any other Operative Agreement) in any way relating to or arising or alleged to arise out of the execution, delivery, performance or enforcement of this Agreement, the Lease or any other Operative Agreement or on or with respect to any Property or any component thereof, including without limitation Claims in any way relating to or arising or alleged to arise out of the matters set forth in Sections 11.1(a) through 11.1(h).

        The Owner Trustee shall pay and assume liability for, and does hereby agree to indemnify, protect and defend each Property and all Indemnified Persons, and hold them harmless against, all Impositions on an After Tax Basis, and all payments pursuant to the Operative Agreements shall be made free and clear of and without deduction for any and all present and future Impositions. Notwithstanding anything to the contrary in this paragraph, the Excluded Taxes shall be excluded from the indemnity provisions afforded by this paragraph.


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

        THE INDEMNITY OBLIGATIONS UNDERTAKEN BY THE OWNER TRUSTEE PURSUANT TO THIS SECTION 11.8 ARE IN ALL RESPECTS SUBJECT TO THE LIMITATIONS ON LIABILITY REFERENCED IN SECTION 12.9.


                           SECTION 12. MISCELLANEOUS.

        12.1.   SURVIVAL OF AGREEMENTS.

        The representations, warranties, covenants, indemnities and agreements of the parties provided for in the Operative Agreements, and the parties' obligations under any and all thereof, shall survive the execution and delivery of this Agreement, the transfer of any Property to the Owner Trustee, the acquisition of any Property (or any of its components), the construction of any Improvements, the Completion of any Property, any disposition of any interest of the Owner Trustee in any Property or any interest of the Holders in the Trust Estate, the payment of the Notes and any disposition thereof and shall be and continue in effect notwithstanding any investigation made by any party and the fact that any party may waive compliance with any of the other terms, provisions or conditions of any of the Operative Agreements. Except as otherwise expressly set forth herein or in other Operative Agreements, the indemnities of the parties provided for in the Operative Agreements shall survive the expiration or termination of any thereof.

        12.2.   NOTICES.

        All notices and other communications provided for in any Operative Agreement shall be in writing (unless otherwise specified) and shall be mailed (with first class postage prepaid) or sent or delivered to each party by telefax or courier service at the address or telefax number set forth under its name on the signature page of this Agreement, or, with respect to the Lenders, at the address set forth for such Lender on Schedule 2.1 to the Credit Agreement and, with respect to the Holders, at the address set forth for such Holder on
Schedule I to the Trust Agreement, or, in each case, at such other address as shall be designated by such party in a written notice to the other parties hereto. Except as otherwise specified all notices and communications if duly given or made shall be effective upon receipt. Neither the Agent nor any other Financing Party shall incur any liability to the Construction Agent or the Lessee for actions taken in reliance on any telephonic notice referred to in this Agreement which the Agent or such Financing Party believes in good faith to have been given by a duly authorized officer or other person authorized to request an Advance or give such telephonic notice hereunder on behalf of the Construction Agent or the Lessee, as applicable.

        12.3.   COUNTERPARTS.

        This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.


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

        12.4.   TERMINATIONS, AMENDMENTS, WAIVERS, ETC.; UNANIMOUS VOTE MATTERS.

        Each Basic Document may be terminated, amended, supplemented, waived or modified only by an instrument in writing signed by, subject to Article VIII of the Trust Agreement regarding termination of the Trust Agreement, the Majority Secured Parties and each Credit Party (to the extent such Credit Party is a party to such Basic Document); provided, to the extent no Default or Event of Default shall have occurred and be continuing, the Majority Secured Parties shall not amend, supplement, waive or modify any provision of any Basic Document to which a Credit Party is not a party in such a manner as to adversely affect the rights of any Credit Party without the prior written consent (not to be unreasonably withheld or delayed) of such Credit Party. Each Operative Agreement which is not a Basic Document may be terminated, amended, supplemented, waived or modified only by an instrument in writing signed by the parties thereto and (without the consent of any other Financing Party) the Agent. In addition, the Unanimous Vote Matters shall require the consent of each Lender and each Holder, except a Defaulting Lender or Defaulting Holder.

        Notwithstanding the foregoing, no such termination, amendment, supplement, waiver or modification shall, without the consent of the Agent, each Lender and each Holder (collectively, the "Unanimous Vote Matters") (i) modify the Lender Commitments and/or the Holder Commitments except as otherwise provided in Section 2.5 of the Credit Agreement and Section 3.1(e) of the Trust Agreement, extend the scheduled date of maturity of any Note, extend the scheduled Expiration Date, extend any payment date of any Note or Certificate, reduce the stated rate of interest payable on any Note, reduce the stated Holder Yield payable on any Certificate (other than as a result of waiving the applicability of any post-default increase in interest rates or Holder Yields), except as required in any Operative Agreement, modify the priority of or release any Lien in favor of the Agent under any Security Document, subordinate any obligation owed to such Lender or Holder, reduce any Unused Fees payable to such Lender or Holder (as the case may be), extend the scheduled date of payment of any Unused Fees payable to such Lender or Holder (as the case may be), elect to decline the funding of any Transaction Expense with respect to Sections 7.1(a) or 7.1(b), elect to decline the funding of any indemnity payment by the Owner Trustee with respect to Section 11.8 or extend the expiration date of such Lender's Commitment or the Holder Commitment of such Holder, forgive the repayment of any portion of the Holder Advances, Holder Yield or other amounts due to the Holders, or (ii) terminate, amend, supplement, waive or modify any provision of this Section 12.4 or reduce the percentages specified in the definitions of Majority Lenders, Majority Holders or Majority Secured Parties, modify any other voting provision contained in any of the Operative Agreements that requires unanimous consent, or consent to the assignment or transfer by the Owner Trustee of any of its rights and obligations under any Credit Document or release a material portion of the Collateral (except in accordance with Section 8.8) or release any Credit Party from its obligations under any Operative Agreement or otherwise alter or extend any payment obligations of any Credit Party to the Lessor or any Financing Party under the Operative Agreements (including, without limitation, as a result of any change in the definition of Base Rent, Limited Recourse Amount, Maximum Amount, Maximum Residual Guaranty Amount, Rent Commencement Date, Termination Value or any other defined term), or
(iii) terminate, amend, supplement, waive or modify any provision of Section 7 of the Credit Agreement (which shall also require the consent of the Agent), or
(iv) eliminate the automatic


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

option under Section 5.3(b) of the Agency Agreement requiring that the Construction Agent pay certain liquidated damages in exchange for the conveyance of a Property to the Construction Agent, or (v) permit the extension of the Construction Period for any individual Property beyond the date that is fifteen
(15) months from the Property Closing Date for such Property or (vi) permit the Lessee to purchase any Property pursuant to the Purchase Option provided for in Sections 20.1 and 20.2 of the Lease for less than the Termination Value for such Property. Any such termination, amendment, supplement, waiver or modification shall apply equally to each of the Lenders and the Holders and shall be binding upon all the parties to this Agreement. In the case of any waiver, each party to this Agreement shall be restored to its former position and rights under the Operative Agreements, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon. The parties to this Agreement agree that any increase in the Lender Commitment of any Lender and/or any increase in the Holder Commitment of any Holder shall be a matter decided by the Majority Secured Parties and not as a Unanimous Vote Matter.

        If at a time when the conditions precedent set forth in the Operative Agreements to any Loan are, in the opinion of the Majority Lenders, satisfied, any Lender shall fail to fulfill its obligations to make such Loan (any such Lender, a "Defaulting Lender") then, for so long as such failure shall continue (and without limiting any claims, rights or remedies of the Credit Parties against the Defaulting Lender), the Defaulting Lender shall (unless the Lessee and the Majority Lenders, determined as if the Defaulting Lender were not a "Lender", shall otherwise consent in writing) be deemed for all purposes relating to terminations, amendments, supplements, waivers or modifications under the Operative Agreements to have no Loans, shall not be treated as a "Lender" when performing the computation of Majority Lenders or Majority Secured Parties, and shall have no rights under this Section 12.4; provided that any action taken pursuant to the second paragraph of this Section 12.4 shall not be effective as against the Defaulting Lender.

        If at a time when the conditions precedent set forth in the Operative Agreements to any Holder Advance are, in the opinion of the Majority Holders, satisfied, any Holder shall fail to fulfill its obligations to make such Holder Advance (any such Holder, a "Defaulting Holder") then, for so long as such failure shall continue (and without limiting any claims, rights or remedies of the Credit Parties against the Defaulting Holder), the Defaulting Holder shall (unless the Lessee and the Majority Holders, determined as if the Defaulting Holder were not a "Holder", shall otherwise consent in writing) be deemed for all purposes relating to terminations, amendments, supplements, waivers or modifications under the Operative Agreements to have no Holder Advances, shall not be treated as a "Holder" when performing the computation of Majority Holders or Majority Secured Parties, and shall have no rights under this Section 12.4; provided that any action taken pursuant to the second paragraph of this Section
12.4 shall not be effective as against the Defaulting Holder.

        12.5.   HEADINGS, ETC.

        The Table of Contents and headings of the various Articles and Sections of this Agreement are for convenience of reference only and shall not modify, define, expand or limit


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

any of the terms or provisions hereof.

        12.6.   PARTIES IN INTEREST.

        Except as expressly provided herein, none of the provisions of this Agreement are intended for the benefit of any Person except the parties hereto.

        12.7. GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL; VENUE.

                (a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF WASHINGTON (WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW). Any legal action or proceeding with respect to this Agreement or any other Operative Agreement may be brought in the courts of the State of Washington in King County or of the United States for the Western District of Washington, and, by execution and delivery of this Agreement, each of the parties to this Agreement hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the nonexclusive jurisdiction of such courts. Each of the parties to this Agreement further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at the address set out for notices pursuant to Section 12.2, such service to become effective three
        (3) days after such mailing. Nothing herein shall affect the right of any party to serve process in any other manner permitted by Law or to commence legal proceedings or to otherwise proceed against any party in any other jurisdiction.

                (b) EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY, TO THE FULLEST EXTENT ALLOWED BY APPLICABLE LAW, WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, ANY OTHER OPERATIVE AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

                (c) Each of the parties to this Agreement hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement or any other Operative Agreement in the courts referred to in subsection (a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

                (d) Each party to this Agreement and/or any other Operative Agreement agrees that it shall not have a remedy of special, punitive or exemplary damages against any other party in any judicial proceeding, any dispute, claim or controversy arising out of, connected with or relating to this Agreement and/or any other Operative Agreement between,among, or brought by or against any party to this Agreement and/or any other Operative Agreement (each, a "Dispute") and hereby waives any right or claim to special, punitive or exemplary damages it has now or which may arise in the future in connection with any Dispute.

                (e) Nothing in this Section 12.7 shall impair the right of any party to request or demand arbitration under Section 12.16.

                (f) IT SHOULD BE NOTED THAT ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.


        12.8.   SEVERABILITY.

        Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

        12.9.   LIABILITY LIMITED.

                (a) The Lenders, the Agent, the Credit Parties, the Owner Trustee and the Holders each acknowledge and agree that the Owner Trustee is (except as otherwise expressly provided herein or therein) entering into this Agreement and the other Operative Agreements to which it is a party (other than the Trust Agreement and to the extent otherwise provided in Section 6.1 of this Agreement), solely in its capacity as trustee under the Trust Agreement and not in its individual capacity and that the Trust Company shall not be liable or accountable under any circumstances whatsoever in its individual capacity for or on account of any statements, representations, warranties, covenants or obligations stated to be those of the Owner Trustee, except for its own gross negligence or willful misconduct and as otherwise expressly provided herein or in the other Operative Agreements.

                (b) Anything to the contrary contained in this Agreement, the Credit Agreement, the Notes or in any other Operative Agreement notwithstanding, but subject to the exceptions set forth in the definition of "Exculpated Person" in Appendix A to this Agreement, no Exculpated Person shall be personally liable in any respect for any liability or obligation arising hereunder or in any other Operative Agreement including without limitation the payment of the principal of, or interest on, the Notes, or for monetary damages for the breach of performance of any of the covenants contained in the Credit Agreement, the Notes, this Agreement, the Security Agreement or any of the other Operative Agreements. The Lenders, the Holders and the Agent agree that, in the event any remedies under any Operative Agreement are pursued, neither the Lenders, the

        Holders nor the Agent shall have any recourse against any Exculpated Person, for any deficiency, loss or Claim for monetary damages or otherwise resulting therefrom and recourse shall be had solely and exclusively against the Trust Estate (excluding Excepted Payments) and the Credit Parties (with respect to the Credit Parties' obligations under the Operative Agreements); but nothing contained herein shall be taken to prevent recourse against or the enforcement of remedies against the Trust Estate (excluding Excepted Payments) in respect of any and all liabilities, obligations and undertakings contained herein and/or in any other Operative Agreement. Notwithstanding the provisions of this Section, nothing in any Operative Agreement shall: (i) constitute a waiver, release or discharge of any indebtedness or obligation evidenced by the Notes and/or the Certificates arising under any Operative Agreement or secured by any Operative Agreement, but the same shall continue until paid or discharged; (ii) relieve any Exculpated Person from liability and responsibility for (but only to the extent of the damages arising by reason of): active waste knowingly committed by any Exculpated Person with respect to any Property, any fraud, gross negligence or willful misconduct on the part of any Exculpated Person;
        (iii) relieve any Exculpated Person from liability and responsibility for (but only to the extent of the moneys misappropriated, misapplied or not turned over) (A) except for Excepted Payments, misappropriation or misapplication by the Lessor (i.e., application in a manner contrary to any of the Operative Agreements) of any insurance proceeds or condemnation award paid or delivered to the Lessor by any Person other than the Agent, (B) except for Excepted Payments, any deposits or any escrows or amounts owed by the Construction Agent under the Agency Agreement held by the Lessor or (C) except for Excepted Payments, any rent or other income received by the Lessor from any Credit Party that is not turned over to the Agent; or (iv) affect or in any way limit the Agent's rights and remedies under any Operative Agreement with respect to the Rents and rights and powers of the Agent under the Operative Agreements or to obtain a judgment against the Lessee's interest in the Properties or the Agent's rights and powers to obtain a judgment against the Lessor or any Credit Party (provided, that no deficiency judgment or other money judgment shall be enforced against any Exculpated Person except to the extent of the Lessor's interest in the Trust Estate (excluding Excepted Payments) or to the extent the Lessor may be liable as otherwise contemplated in clauses (ii) and (iii) of this Section 12.9(b)).

        12.10.  RIGHTS OF THE CREDIT PARTIES.

        If at any time all obligations (i) of the Owner Trustee under the Credit Agreement, the Security Documents and the other Operative Agreements and (ii) of the Credit Parties under the Operative Agreements have in each case been satisfied or discharged in full, then the Credit Parties shall be entitled to
(a) terminate the Lease and guaranty obligations under Section 6B and (b) receive all amounts then held under the Operative Agreements and all proceeds with respect to any of the Properties. Upon the termination of the Lease and
Section 6B pursuant to the foregoing clause (a), the Lessor shall transfer to the Lessee all of its right, title and interest free and clear of the Lien of the Lease, the Lien of the Security Documents and all Lessor Liens in and to any Properties then subject to the Lease and any amounts or proceeds referred to in the foregoing clause (b) shall be paid over to the Lessee.


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        12.11.  FURTHER ASSURANCES.

        The parties hereto shall promptly cause to be taken, executed, acknowledged or delivered, at the sole expense of the Lessee, all such further acts, conveyances, documents and assurances as the other parties may from time to time reasonably request in order to carry out and effectuate the intent and purposes of this Participation Agreement, the other Operative Agreements and the transactions contemplated hereby and thereby (including without limitation the preparation, execution and filing of any and all Uniform Commercial Code financing statements, filings of Mortgage Instruments and other filings or registrations which the parties hereto may from time to time request to be filed or effected). The Lessee, at its own expense and without need of any prior request from any other party, shall take such action as may be necessary (including without limitation any action specified in the preceding sentence), or (if the Owner Trustee shall so request) as so requested, in order to maintain and protect all security interests provided for hereunder or under any other Operative Agreement. In addition, in connection with the sale or other disposition of any Property or any portion thereof, the Lessee agrees to execute such instruments of conveyance as may be reasonably required in connection therewith.

        12.12.  CALCULATIONS UNDER OPERATIVE AGREEMENTS.

        The parties hereto agree that all calculations and numerical determinations to be made under the Operative Agreements by the Owner Trustee shall be made by the Agent and that such calculations and determinations shall be conclusive and binding on the parties hereto in the absence of manifest error.

        12.13.  CONFIDENTIALITY.

        Each of the Agent, Holders and Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates' (as defined below) directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential); (b) to the extent requested by any regulatory authority; (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process; (d) to any other party to any Operative Agreement; (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to any Operative Agreement or the enforcement of rights hereunder; (f) subject to an agreement containing provisions substantially the same as those of this Section, to (1) any participant, assignee or transferee or any prospective participant, assignee or transferee permitted under Section 10.1 of the Participation Agreement, Sections
9.7 or 9.8 of the Credit Agreement or Section 11.8 of the Trust Agreement, or
(2) any direct or indirect contractual counterparty or prospective counterparty (or such contractual counterparty's or prospective counterparty's professional advisor) to any credit derivative transaction relating to obligations of any Credit Party (g) with the consent of any Credit Party; (h) to the extent such Information (1) becomes publicly available other than as a result of a breach of this Section or (2) becomes available to Agent, any Holder or any Lender on a nonconfidential basis from a source other than any Credit Party; (i) to the National Association


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

of Insurance Commissioners or any other similar organization or any nationally recognized rating agency that requires access to information about a Lender's or Holder's or any of their Affiliates' investment portfolio in connection with ratings issued with respect to such Lender or Holder or any of their Affiliates; or (j) to market data collectors, and similar service providers to the lending industry and in connection with the administration and management of this Agreement or any other Operative Agreement. For the purposes of this Section, "Information" means the existence of this Agreement and all information received from any Credit Party relating to such Credit Party or its business, other than any such information that is available to Agent, any Holder or any Lender on a nonconfidential basis prior to disclosure by such Credit Party; provided that, in the case of information received from any Credit Party after the date hereof, such information is clearly identified in writing at the time of delivery as confidential. For the purposes of this Section, "Affiliate" means, as to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. The obligations under this Section shall survive the expiration of this Agreement and shall remain in effect for two years after the Expiration Date.


        12.14.  FINANCIAL REPORTING/TAX CHARACTERIZATION.

        Each Financing Party and each Credit Party agrees to obtain advice from its own accountants and tax counsel regarding the financial reporting treatment and the tax characterization of the transactions described in the Operative Agreements. Each Financing Party and each Credit Party further agrees that it shall not rely upon any statement of any other Financing Party or Credit Party or any of their respective Affiliates and/or Subsidiaries regarding any such financial reporting treatment and/or tax characterization. Each Financing Party and each Credit Party further agrees that no other Financing Party or Credit Party shall have any liability (including without limitation with respect to any act or omission on the part of such party) with respect to the financial reporting treatment and/or the tax characterization of the transactions described in the Operative Agreements.

        12.15.  SET-OFF.

        In addition to any rights now or hereafter granted under applicable Law and not by way of limitation of any such rights, and regardless of the adequacy of any collateral, upon and after the occurrence of any Event of Default and during the continuance thereof, the Lenders, the Holders, their respective Affiliates and any assignee or participant of a Lender or a Holder in accordance with the applicable provisions of the Operative Agreements are hereby authorized by the Credit Parties at any time or from time to time, without notice to the Credit Parties or to any other Person, any such notice being hereby expressly waived, to set-off and to appropriate and to apply any and all deposits (general or special, time or demand, including without limitation indebtedness evidenced by certificates of deposit, whether matured or unmatured) and any other indebtedness at any time held or owing by the Lenders, the Holders, their respective Affiliates or


                                       65
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any assignee or participant of a Lender or a Holder in accordance with the applicable provisions of the Operative Agreements to or for the credit or the account of any Credit Party against and on account of the obligations of any Credit Party under the Operative Agreements irrespective of whether or not (a) the Lenders or the Holders shall have made any demand under any Operative Agreement or (b) the Agent shall have declared any or all of the obligations of any Credit Party under the Operative Agreements to be due and payable and although such obligations shall be contingent or unmatured. Notwithstanding the foregoing, neither the Agent nor any other Financing Party shall exercise, or attempt to exercise, any right of setoff, banker's lien, or the like, against any deposit account or property of any Credit Party held by the Agent or any other Financing Party, without the prior written consent of the Majority Secured Parties, and any Financing Party violating this provision shall indemnify the Agent from any and all costs, expenses, liabilities and damages resulting therefrom. The contractual restriction on the exercise of setoff rights provided in the foregoing sentence is solely for the benefit of the Agent and the Financing Parties and may not be enforced by any Credit Party.

        12.16.  [INTENTIONALLY OMITTED.]



                            [signature pages follow]

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.


CONSTRUCTION AGENT
AND LESSEE:                             SHURGARD STORAGE CENTERS, INC., as the
                                        Construction Agent and as the Lessee


                                        By:           /s/ Harrell Beck
                                           -------------------------------------
                                        Name:         Harrell Beck
                                             -----------------------------------
                                        Title:        CFO
                                              ----------------------------------

                                        Address:      1155 Valley Street
                                                      Suite 400
                                                      Seattle, Washington  98109
                                                      Attention: Harrell Beck
                                                      Telephone:  206-652-3765
                                                      Telecopy:  206-652-3710

                                        with a copy to:

                                                      1155 Valley Street
                                                      Suite 400
                                                      Seattle, Washington  98109
                                                      Attention: General Counsel
                                                      Telephone:  206-652-3765
                                                      Telecopy:  206-652-3710

GUARANTORS:                             SHURGARD EVERGREEN LIMITED PARTNERSHIP,
                                        as a Guarantor

                                        By:  Shurgard Storage Centers, Inc.,
                                             its general partner


                                        By:        /s/ Harrell Beck
                                           -------------------------------------
                                        Name:      Harrell Beck
                                             -----------------------------------
                                        Title:     CFO
                                              ----------------------------------

                                        Address:   c/o Shurgard Storage Centers,
                                                   Inc.
                                                   1155 Valley Street
                                                   Suite 400
                                                   Seattle, Washington  98109
                                                   Attention: Harrell Beck
                                                   Telephone:  206-652-3765
                                                   Telecopy:  206-652-3710



                                        SHURGARD TEXAS LIMITED PARTNERSHIP,
                                        as a Guarantor

                                        By:  Shurgard Storage Centers, Inc.,
                                             its general partner


                                        By:        /s/ Harrell Beck
                                           -------------------------------------
                                        Name:      Harrell Beck
                                             -----------------------------------
                                        Title:     CFO
                                              ----------------------------------

                                        Address:   c/o Shurgard Storage Centers,
                                                   Inc.
                                                   1155 Valley Street
                                                   Suite 400
                                                   Seattle, Washington  98109
                                                   Attention: Harrell Beck
                                                   Telephone:  206-652-3765
                                                   Telecopy:  206-652-3710

                                        SHURGARD INSTITUTIONAL FUND LP II,
                                        as a Guarantor

                                        By:  Shurgard Partners L.P. II,
                                             its general partner

                                        By:  Shurgard General Partner, Inc.,
                                             one of its general partners

                                        By:        /s/ Harrell Beck
                                           -------------------------------------
                                        Name:      Harrell Beck
                                             -----------------------------------
                                        Title:     CFO
                                              ----------------------------------

                                        Address:   c/o Shurgard Storage Centers,
                                                   Inc.
                                                   1155 Valley Street
                                                   Suite 400
                                                   Seattle, Washington  98109
                                                   Attention: Harrell Beck
                                                   Telephone:  206-652-3765
                                                   Telecopy:  206-652-3710


                                        SSC EVERGREEN, INC., as a Guarantor


                                        By:        /s/ Taunya Schultz
                                           -------------------------------------
                                        Name:      Taunya Schultz
                                             -----------------------------------
                                        Title:     Secretary
                                              ----------------------------------

                                        Address:   c/o Shurgard Storage Centers,
                                                   Inc.
                                                   1155 Valley Street
                                                   Suite 400
                                                   Seattle, Washington  98109
                                                   Attention: Harrell Beck
                                                   Telephone:  206-652-3765
                                                   Telecopy:  206-652-3710

OWNER TRUSTEE AND
LESSOR: FIRST SECURITY BANK, NATIONAL ASSOCIATION, not individually, except as expressly stated herein, but solely as the Owner Trustee under the Storage Centers Trust 2001


                                        By:         /s/ Val T. Orton
                                           -------------------------------------
                                        Name:       Val T. Orton
                                             -----------------------------------
                                        Title:      Vice President
                                              ----------------------------------

                                        Address:    First Security Bank,
                                                           National Association
                                                    79 South Main Street,
                                                    Third Floor
                                                    Salt Lake City, Utah 84111
                                                    Attention: Val T. Orton,
                                                           Vice President
                                                    Telephone:  801-246-5300
                                                    Telecopy:  801-246-5053

AGENT:                                  BANK OF AMERICA, N.A., as the Agent
-----


                                        By:           /s/ Dora A. Brown
                                           -------------------------------------
                                        Name:         Dora A. Brown
                                             -----------------------------------
                                        Title:        Vice President
                                              ----------------------------------


                                        Address:      Bank of America, N.A.
                                                      Fifth Avenue Plaza
                                                      800 Fifth Avenue
                                                      Floor 37
                                                      Mail Code:  WA1-501-37-20
                                                      Seattle, WA 98104-3185
                                                      Attention: Dora A. Brown
                                                      Telephone:  206-358-0101
                                                      Telecopy:  206-358-0971

LENDERS:                                BANK HAPOALIM B.M., as a Lender

                                        By:           /s/ Marc Bosc
                                           -------------------------------------
                                        Name:         Marc Bosc
                                             -----------------------------------
                                        Title:        Vice President
                                              ----------------------------------


                                        By:           /s/ Conrad Wagner
                                           -------------------------------------
                                        Name:         Conrad Wagner
                                             -----------------------------------
                                        Title:        First Vice President
                                              ----------------------------------

                                        BANK OF AMERICA, N.A., as a Lender


                                        By:           /s/ William P. Stivers
                                           -------------------------------------
                                        Name:         William P. Stivers
                                             -----------------------------------
                                        Title:        Senior Vice President
                                              ----------------------------------

                                        THE BANK OF NOVA SCOTIA, as a Lender

                                        By:           /s/ Patrik G. Norris
                                           -------------------------------------
                                        Name:         Patrik  G. Norris
                                             -----------------------------------
                                        Title:        Director
                                              ----------------------------------

                                        BANK ONE, NA, as a Lender

                                        By:           /s/ Timothy J. Carew
                                           -------------------------------------
                                        Name:         Timothy J. Carew
                                             -----------------------------------
                                        Title:        First Vice President
                                              ----------------------------------

                                        COMMERZBANK AG, NEW YORK AND GRAND
                                        CAYMAN BRANCHES, as a Lender

                                        By:         /s/ R. William Knickerbocker
                                           -------------------------------------
                                        Name:       R. William Knickerbocker
                                             -----------------------------------
                                        Title:      Assistant Vice President
                                              ----------------------------------


                                        By:         /s/ Christine H. Finkel
                                           -------------------------------------
                                        Name:       Christine H. Finkel
                                             -----------------------------------
                                        Title:      Vice President
                                              ----------------------------------

                                        KEYBANK NATIONAL ASSOCIATION,
                                        as a Lender

                                        By:           /s/ Kevin P. Murray
                                           -------------------------------------
                                        Name:         Kevin P. Murray
                                             -----------------------------------
                                        Title:        Assistant Vice President
                                              ----------------------------------

                                        SUNTRUST BANK, as a Lender

                                        By:           /s/ Blake K. Thompson
                                           -------------------------------------
                                        Name:         Blake K. Thompson
                                             -----------------------------------
                                        Title:        Vice President
                                              ----------------------------------

                                        U.S. BANK, NATIONAL ASSOCIATION,
                                        as a Lender

                                        By:           /s/ Miles S. Silverthorn
                                           -------------------------------------
                                        Name:         Miles S. Silverthorn
                                             -----------------------------------
                                        Title:        Vice President
                                              ----------------------------------

                                        WASHINGTON MUTUAL BANK, as a Lender

                                        By:           /s/ David M. Purcell
                                           -------------------------------------
                                        Name:         David M. Purcell
                                             -----------------------------------
                                        Title:        Vice President
                                              ----------------------------------

                                        FLEET NATIONAL BANK, as a Lender


                                        By:           /s/ Kathleen M. Ahern
                                           -------------------------------------
                                        Name:         Kathleen M. Ahern
                                             -----------------------------------
                                        Title:        Director
                                              ----------------------------------

                                        LASALLE BANK, NATIONAL ASSOCIATION,
                                        as a Lender


                                        By:           /s/ Klay Schmeisser
                                           -------------------------------------
                                        Name:         Klay Schmeisser
                                             -----------------------------------
                                        Title:        Vice President
                                              ----------------------------------

HOLDERS:                                BANK OF AMERICA, N.A., as a Holder


                                        By:           /s/ William P. Stivers
                                           -------------------------------------
                                        Name:         William P. Stivers
                                             -----------------------------------
                                        Title:        Senior Vice President
                                              ----------------------------------

                                        BANK HAPOALIM B.M., as a Holder

                                        By:           /s/ Marc Bosc
                                           -------------------------------------
                                        Name:         Marc Bosc
                                             -----------------------------------
                                        Title:        Vice President
                                              ----------------------------------


                                        By:           /s/ Conrad Wagner
                                           -------------------------------------
                                        Name:         Conrad Wagner
                                             -----------------------------------
                                        Title:        First Vice President
                                              ----------------------------------

                                        THE BANK OF NOVA SCOTIA, as a Holder

                                        By:           /s/ Patrik G. Norris
                                           -------------------------------------
                                        Name:         Patrik G. Norris
                                             -----------------------------------
                                        Title:        Director
                                              ----------------------------------

                                        COMMERZBANK AG, NEW YORK AND GRAND
                                        CAYMAN BRANCH, as a Holder

                                        By:        /s/ R. William Knickerbocker
                                           -------------------------------------
                                        Name:      R. William Knickerbocker
                                             -----------------------------------
                                        Title:     Assistant Vice President
                                              ----------------------------------


                                        By:        /s/ Christine H. Finkel
                                           -------------------------------------
                                        Name:      Christine H. Finkel
                                             -----------------------------------
                                        Title:     Vice President
                                              ----------------------------------

                                        KEYBANK NATIONAL ASSOCIATION,
                                        as a Holder

                                        By:           /s/ Kevin P. Murray
                                           -------------------------------------
                                        Name:         Kevin P. Murray
                                             -----------------------------------
                                        Title:        Assistant Vice President
                                              ----------------------------------

                                        SUNTRUST BANK, as a Holder

                                        By:           /s/ Blake K. Thompson
                                           -------------------------------------
                                        Name:         Blake K. Thompson
                                             -----------------------------------
                                        Title:        Vice President
                                              ----------------------------------

                                        U.S. BANK, NATIONAL ASSOCIATION,
                                        as a Holder

                                        By:           /s/ Miles S. Silverthorn
                                           -------------------------------------
                                        Name:         Miles S. Silverthorn
                                             -----------------------------------
                                        Title:        Vice President
                                              ----------------------------------

                                        WASHINGTON MUTUAL BANK, as a Holder

                                        By:           /s/ David M. Purcell
                                           -------------------------------------
                                        Name:         David M. Purcell
                                             -----------------------------------
                                        Title:        Vice President
                                              ----------------------------------

                                        FLEET NATIONAL BANK, as a Holder


                                        By:           /s/ Kathleen M. Ahern
                                           -------------------------------------
                                        Name:         Kathleen M. Ahern
                                             -----------------------------------
                                        Title:        Director
                                              ----------------------------------

                                        LASALLE BANK, NATIONAL ASSOCIATION,
                                        as a Holder


                                        By:           /s/ Klay Schmeisser
                                           -------------------------------------
                                        Name:         Klay Schmeisser
                                             -----------------------------------
                                        Title:        Vice President
                                              ----------------------------------